Listing Report:Supplement No. 185 dated Mar 05, 2010 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 348957
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.51%	Starting borrower rate/APR:	15.51% / 17.69%	Starting monthly payment:	$139.66

Auction yield range:	6.04% - 14.51%	Estimated loss impact:	5.25%
Lender servicing fee:	1.00%	Estimated return:	9.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1992	Debt/Income ratio:	9%
Basic (1-10):	8	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	35 / 29	Length of status:	3y 0m
Credit score:	720-739 (Mar-2010)	Total credit lines:	50	Occupation:	Executive
Now delinquent:	1	Revolving credit balance:	$18,874	Stated income:	$100,000+
Amount delinquent:	$374	Bankcard utilization:	7%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	stonewell	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Plumbing Repairs
Purpose of loan: Finishing necessary repairs/retrofitting for the plumbing system in my 1960 home.? I budgeted $3400; however, given repairs often exceed budgets by 20%, I am building it in the overall loan.? If there are no overruns, I will prepay the prosper loan early with the difference.
My financial situation:1) I have sufficient money to cover the repairs, therefore this loan, in the event the unexpected occurs.? This money includes over 125k in non-retirement accts. 2) Ample income sources ?130k/year plus in base salary, not incl. comm. & bonuses. Also receive 15k+/year in SS benefits from my late husband. I am a Prosper Lender for the since 2006 and am interested in seeing the process from the borrower's perspective...
Net Income: $6700.00/mo. exclud. comm/bonus.
Fixed Expenses: $5175.00
Savings (529, Roth IRA) - $500.00
Mortgage - $1750.00
Impound (Prop. Tax, home/car/life ins.) - $500.00
Auto Exp./Gas?? all covered by employer
Utilities - $275.00
Cable/Net/Cell - $250.00
Home maint. - $225.00
Groceries/Other - $600.00
Daycare - $500.00
Daughter's College Exp - $200.00
Pymts on interest-free plans of other home projects - $375.00
Entertain. - $300.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 417221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$117.70

Auction yield range:	17.04% - 23.00%	Estimated loss impact:	26.32%
Lender servicing fee:	1.00%	Estimated return:	-3.32%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1989	Debt/Income ratio:	31%
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	24 / 23	Length of status:	10y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	69	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$29,061	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	2
Screen name:	honorable-deal	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
vacation and pilgrimage
Purpose of loan:
This loan will be used to take a much needed vacation and pilgrimage
My financial situation:
I am a good candidate for this loan because I do pay my debts ..look at credit report?..also I have a good stable job?as a?Federal employee..income could only increase
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 425067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.72%	Starting monthly payment:	$47.97

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1996	Debt/Income ratio:	24%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	20 / 17	Length of status:	1y 5m
Credit score:	700-719 (Mar-2010)	Total credit lines:	69	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$4,103	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	skincy	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	29 ( 97% )	700-719 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 3% )	640-659 (Oct-2008) 620-639 (Aug-2007)
Principal balance:	$1,176.07	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
Debt Consolidation
Purpose of loan:
I want to pay-off all revolving debt..
My financial situation:
I am a good candidate for this loan because? I have?stable government position with the Air Force and I always pay my bills on time. I have two Master's Degrees and a good head on my shoulders. I want to improve my credit rating even more.
Monthly net income: $ 4,235
Monthly expenses: $
??Housing: $?900
??Insurance: $?200
??Car expenses: $ 650
??Utilities: $ 200
??Phone, cable, internet: $ 300
??Food, entertainment: $ 150
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 600
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 445989
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$200.26

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1968	Debt/Income ratio:	41%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	11 / 11	Length of status:	13y 9m
Credit score:	660-679 (Mar-2010)	Total credit lines:	34	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$35,541	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	94%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	industrious-payment7	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit
Purpose of loan:
This loan will be used to may down some high-interest credit cards.

My financial situation:
I am a good candidate for this loan because I have a home based business with receivables that are due to come in soon, however I'd like to make a larger payment first to minimize extra interest charges.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$150.82

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	23%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 5	Length of status:	6y 0m
Credit score:	640-659 (Feb-2010)	Total credit lines:	11	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$22,536	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	89%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	agreement-horse	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Freedom from For-Profit Big Banks
Purpose of loan:
This loan will be used as the final piece of the puzzle in my detailed 4 year plan (3.5 years remaining) to become 100 percent free of crippling credit card debt and reliance on for-profit giant financial institutions.

My financial situation:
I am a good candidate for this loan because I have never missed a payment for anything ever. I have a stable job, I fully own my car and I have dedicated myself to a very spartan lifestyle in an effort to free myself from debt as soon as possible.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	5 / 5	Length of status:	8y 6m
Credit score:	660-679 (Mar-2010)	Total credit lines:	25	Occupation:	Sales - Commission
Now delinquent:	1	Revolving credit balance:	$9,905	Stated income:	$25,000-$49,999
Amount delinquent:	$256	Bankcard utilization:	58%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	martinhf	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate and reduce the interest rate of my credit card debt

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2001	Debt/Income ratio:	13%
Basic (1-10):	4	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	11 / 10	Length of status:	3y 9m
Credit score:	660-679 (Mar-2010)	Total credit lines:	20	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$9,612	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	70%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	6
Screen name:	moola-baron4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Legal Fees
Purpose of loan:
This loan will be used to? pay legal fees

My financial situation:
I am a good candidate for this loan because?I am responsible and always pay my bills on time?

Monthly net income: $ 4666

Monthly expenses: $
??Housing: $ 1883
??Insurance: $
??Car expenses: $ 455
??Utilities: $ 200
??Phone, cable, internet: $ 175
??Food, entertainment: $?400?
??Clothing, household expenses $
??Credit cards and other loans: $ 400
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$280.36

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	42%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	30 / 29	Length of status:	24y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	61	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$37,429	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Lanz	Borrower's state:	Texas	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	60 ( 100% )	660-679 (Latest)
Principal borrowed:	$11,500.00	< mo. late:	0 ( 0% )	660-679 (Jan-2008) 660-679 (Dec-2007) 660-679 (Feb-2007)
Principal balance:	$1,563.62	1+ mo. late:	0 ( 0% )
Total payments billed:	60
Description
Relisting: Multi-purpose loan
Purpose of loan:
This loan will be used to combine?high interest CitiFinancial and GE Money Bank. I have been paying these accoutnts for the past 3 years and the balance still at 50% of the original amounts.

I have steady employment and I have been at my job over 25 years. With your assistance, this loan will enable me to payoff those high interest accounts. Thank you for your kind consideration. You will be paid and that is my promise !

My financial situation:
I am a good candidate for this loan because I do not? have any records of bankruptcy or foreclosure and I have an excellent on-time payment history with Prosper and paid one Prosper account in full.

Monthly net income: $ 6850

Monthly expenses: $
??Housing: $ 1012
??Insurance: $?120
??Car expenses: $ 0
??Utilities: $ 260
??Phone, cable, internet: $ 80
??Food, entertainment: $ 450
??Clothing, household expenses $ 420
??Credit cards and other loans: $ 3500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$994.00

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	0y 9m
Credit score:	720-739 (Mar-2010)	Total credit lines:	5	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$26	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	ultimate-durability5	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fed Ex Route Purchase
Purpose of loan:
This loan will be used to purchase a second Fed Ex home delivery route.? Total purchase price is $50,000.? I am paying half and need financing for the other half.? I have worked for Fed Ex as a delivery driver for three years; as an independant contractor running my own route?for about a year.? I have a truck and an experienced?driver ready for the second route.
My financial situation:
I am a good candidate for this loan because I have experince running this business and know all the inns and outs of the operation.? I know where there are underwater rocks and?how to run the operation efficiently and profitably.? I am putting $25,000 of my money?into the purchase, just don't have enough saved up yet for the full purchase price and don't want the opportunity to get away.? I have been successful in operating one route and am looking to expand.? Not looking for help to stay afloat.? Looking for help to get fatter.? My current route grosses just over $60,000 a year.? The route I am intending to purchase grosses $65,000 - $70,000.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	12%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	0 / 0	Length of status:	3y 8m
Credit score:	660-679 (Mar-2010)	Total credit lines:	18	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	goodhearted-trade	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a newer car
Purpose of loan:
This loan will be used to purchase a newer car and to repair our other cars.? My car, my wife's car and my stepson's truck all broke down within two weeks of each other.? I am sure I can fix my wife's car and my stepson's truck, but it will be costly to fix all at once.? I commute sixty miles a day to work and back and need a more reliable car for myself.? My wife also works and needs her vehicle to commute back and forth and my stepson drives to school four days a week.? This really puts us in a bind.? We have recently had a prosper loan (through my wife) and have already paid it off long before it was due.

My financial situation:
I am a good candidate for this loan because I am a good, solid worker and have worked steady for twenty-seven years at the local mill until they closed us down and have worked steady at my current job since 2006, missing only one sick day.? I am paid every two weeks.? I also get some compensation for being a volunteer firefighter.? My wife also works part-time and is currently looking for full-time employment.? She also gets weekly unemployment insurance.? My father-in-law who lives with us also helps with costs for food, etc.

Monthly net income: $ 1500 per month????????

Monthly expenses: $ 1335
??Housing: $ 335????
??Insurance: $?175
??Car expenses: $ 200
??Utilities: $200
??Phone, cable, internet: $ 175
??Food, entertainment: $250
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448893
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1990	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	4	Current / open credit lines:	15 / 15	Length of status:	10y 2m
Credit score:	760-779 (Mar-2010)	Total credit lines:	33	Stated income:	Not employed
Now delinquent:	0	Revolving credit balance:	$39,078
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	income-dogwood	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my Credit cards
Purpose of loan:
This loan will be used to? Pay off my Bank of America credit cards

My financial situation:
I am a good candidate for this loan because? Well since the new law came inot effect B of America has raised my interest rate to 24%, I have enough monthly?money to pay the debt but since the rate doubled I am still going to pay but the issue is it will get paid off who knowes when
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448897
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.57%	Starting monthly payment:	$56.56

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2000	Debt/Income ratio:	21%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	4y 5m
Credit score:	660-679 (Mar-2010)	Total credit lines:	10	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,201	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	78%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	KHOP	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Boost Investor Confidence
Purpose of loan
My intentions for this loan is to build investors confidence in my ability to repay loan in such a case that I may need to ask for a bigger loan in the future with less interest.I am a firm believer in prosper I invested in prosper 2 years ago not much $150.00 and happy with results.

My financial situation:
I pay all my bills on time, and my wife works making roughly between 1000-1200 a month.
Monthly net income: $ 3000.00

Monthly expenses: $
??Housing: $ 935.00 ????
??Insurance: $
??Car expenses: $ 511.00
??Utilities: $ 50.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 400.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 150.00
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$221.66

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1992	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	4	Inquiries last 6m:	3	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	13 / 9	Length of status:	6y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	22	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$27,291	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	new-secret-agent	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Credit card debt
Purpose of loan:
This loan will be used to? Pay down credit card debt

My financial situation:
I am a good candidate for this loan because? pay my bills on time, but have limited income coming in because of economic downfall

Monthly net income: $ 4785

Monthly expenses: $
??Housing: $ 1150
??Insurance: $ 56
??Car expenses: $ 599
??Utilities: $ 72
??Phone, cable, internet: $ 42
??Food, entertainment: $ 50
??Clothing, household expenses $ 0
??Credit cards and other loans: $ 400
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.72%	Starting monthly payment:	$164.12

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2006	Debt/Income ratio:	62%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 4	Length of status:	3y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	6	Occupation:	Student - College J...
Now delinquent:	0	Revolving credit balance:	$3,094	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	37%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	yajtaj	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	21 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	0 ( 0% )	700-719 (Jun-2008) 700-719 (Mar-2008)
Principal balance:	$1,716.08	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Student Studying in Taiwan
Purpose of loan:
This loan will be used to? cover my expenses while studying abroad. I am currently attending an?intensive Chinese language?program at National Taiwan University, which is also known as the Harvard of Taiwan.? As a student in Taiwan, I am not able to work or generate any income; therefore, this loan would help me tremendously to cover for my expenses that the university doesn't cover.

My financial situation:
I am a good candidate for this loan because? as you can see, I have been paying my other listing from prosper ON TIME without any delinquencies.? I will return home in July 2010 to continue my education in the US and my part-time?employment of over 3 years. So I will definitely?be able to pay back this loan.? Thank you for your time.? All questions will be happily answered.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448923
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	30.22%	Starting borrower rate/APR:	31.22% / 33.62%	Starting monthly payment:	$258.74

Auction yield range:	11.04% - 30.22%	Estimated loss impact:	10.76%
Lender servicing fee:	1.00%	Estimated return:	19.46%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1996	Debt/Income ratio:	Not calculated
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 9	Length of status:	7y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	23	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$28,050	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	83%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	respectful-transparency4	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off the credit cards!
Purpose of loan:
I am searching for a loan to?pay off two credit cards totalling approximately $12,000.? Their interest rates are extremely high and I would like to save money by consolidating both into one loan at a lower rate.

My financial situation:
I am a great candidate?for a loan for?two reasons.? First, I have been employed at the same company for almost eight years.? Business is good and I look forward to another eight years or more.? My income has consistently been? $750 to $800 per week.? However, as a delivery manager for three?pizza parlors,?approximately half of my income is?gratuity (cash).? For this reason my income is not documented and therefore wouldn't qualify for a traditional bank loan.??Second,?I also own?investment properties that give me an additional income.

Monthly net income: $ 3,500

Monthly expenses: $ 1,150 total
??Housing: $ 650
??Insurance: $ 100
??Car expenses: $ 50
??Utilities: $ 100
??Phone, cable, internet: $ 100
??Food, entertainment: $ 100
??Clothing, household expenses $ 50
??Credit cards and other loans: $?12,000
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448935
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$243.34

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2001	Debt/Income ratio:	11%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	0y 8m
Credit score:	760-779 (Mar-2010)	Total credit lines:	13	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$3,206	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	12%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	deal-quark8	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off credit cards and to put?them into one payment instead of several. ?

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. I pay bills before anything else and have never missed or been late on any kind of payment.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1994	Debt/Income ratio:	22%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 7	Length of status:	4y 0m
Credit score:	700-719 (Mar-2010)	Total credit lines:	14	Occupation:	Administrative Assi...
Now delinquent:	1	Revolving credit balance:	$495	Stated income:	$25,000-$49,999
Amount delinquent:	$1,276	Bankcard utilization:	10%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	12
Screen name:	heavenly-asset	Borrower's state:	Mississippi	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Build garage and pay property tax
Purpose of loan:
This loan will be used to?
Pay property tax and build a garage
My financial situation:
I am a good candidate for this loan because?
I have a good job at a Law firm, I am a responsible person with good Christian values and high morals and I know how to take care of business.
Monthly net income: $ 2547.00

Monthly expenses: $
??Housing: $?I own my home
??Insurance: $ 333
??Car expenses: $?400
??Utilities: $?350
??Phone, cable, internet: $ 153
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 30
??Other expenses:?$250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448947
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2002	Debt/Income ratio:	80%
Basic (1-10):	3	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 7	Length of status:	9y 4m
Credit score:	640-659 (Mar-2010)	Total credit lines:	24	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,941	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	96%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	ODAT	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to? consolidate all credit into one payment
My financial situation:
I am a good candidate for this loan because?
have never missed a payment
Monthly net income: $
1100.00 average
Monthly expenses: $
??Housing: $?supplied by employer
??Insurance: $ 0
??Car expenses: $ 395.75 every 6 months (full coverage)
??Utilities: $ 0
??Phone, cable, internet: $ 0
??Food, entertainment: $ 50.00 a wk
??Clothing, household expenses $ 2-300.00 a year
??Credit cards and other loans: $ 14000.00
??Other expenses: $?600.00 a year (vacation)????
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448953
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$207.85

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	17%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 2	Length of status:	1y 6m
Credit score:	760-779 (Mar-2010)	Total credit lines:	6	Occupation:	Police Officer/Corr...
Now delinquent:	0	Revolving credit balance:	$1	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	red-awesome-coin	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
"Paying for a dental procedure"
Purpose of loan:
This loan will be used to pay for a much-needed dental procedure that is not covered by my insurance.?

My financial situation:
I am an?excellent candidate for this loan because I have a solid credit history with no late payments. The?only debt that I currently have is a car payment of approximately?$500.00 per month.?My annual salary is between?$53,000 and $55,000 per year.?My?mid credit score is a 733.? I would like to take this opportunity to thank everyone that elects to finance my loan. Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	28.38%	Starting borrower rate/APR:	29.38% / 31.75%	Starting monthly payment:	$421.13

Auction yield range:	11.04% - 28.38%	Estimated loss impact:	10.71%
Lender servicing fee:	1.00%	Estimated return:	17.67%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	13 / 12	Length of status:	4y 5m
Credit score:	740-759 (Feb-2010)	Total credit lines:	60	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$76,048	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	76%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	doggone	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	17 ( 100% )	740-759 (Latest)
Principal borrowed:	$25,000.00	< mo. late:	0 ( 0% )	660-679 (Jan-2008) 660-679 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
Dollars for growing Business
Purpose of loan:
A Dog Gone Good Place has been in business for 4.5 years.??Gross sales have increased 35% in the last 6 months, which has necessitated the need to find a larger location.?? We will be moving to a new facility in August 2010, that will not only allow us to continue to grow in numbers but customize the facility for our needs.? We are looking for a loan that will help us fund the build outs for our new facility, these include but are not limited to: Walls to separate our dog boarding center from our grooming room, fencing and pet turf for the dog yards, additional plumbing needs, and a front desk area for customers.? City Planning has already approved the businesses move and all permits have been applied for- all that is left is to add to the existing building move account.? Ownership has already put in $15,000 toward the move/permit process and we just need an additional $10,000 to complete the move.? Any help would be very much appreciated by all of our?Four legged friends.

My financial situation:
I am a great candidate for this loan because I have never not paid any debt. My debt ratio is high due to owning the business, but if you review my credit you will see that every debt gets paid every month.? I was a Prosper borrower 4 years ago to start this same business and paid every penny back.? My business has survived the tough economy and we have turned a profit.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1997	Debt/Income ratio:	40%
Basic (1-10):	5	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	14 / 14	Length of status:	3y 5m
Credit score:	680-699 (Mar-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$19,070	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	98%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	silver-equilibrium	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Surgery for Daughter - Please Help
Purpose of loan:
This loan will be used to help pay for the surgery that my daughter needs to fix her chronic ear infections and hearing loss that my insurance doesn?t cover.? She is receiving tubes in both her ears and they are removing her adenoids as well.? She has been in so much pain lately that we are hoping this cures everything.
My financial situation:
I have sufficient income, but I filed bankruptcy eight years ago and that is keeping me from getting traditional loans still.? I have not missed any payments for several years and I am hoping someone can help me out.? You will not be sorry and I thank you from the bottom of my heart.??

Monthly net income: $ 3300

Monthly expenses: $ 2315
??Housing: $ 0 (fiance pays and I pay everything else)
??Insurance: $ 100
??Car expenses: $ 515
??Utilities: $ 225
??Phone, cable, internet: $ 125
??Food, entertainment: $ 300
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 650
??Other expenses: $ 300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	31.66%	Starting borrower rate/APR:	32.66% / 35.08%	Starting monthly payment:	$329.41

Auction yield range:	14.04% - 31.66%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	16.20%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1996	Debt/Income ratio:	19%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 8	Length of status:	27y 10m
Credit score:	660-679 (Mar-2010)	Total credit lines:	22	Occupation:	Engineer - Electric...
Now delinquent:	0	Revolving credit balance:	$6,660	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Burningroof	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay/consolidate debt and minor misc
Purpose of loan:
This loan will be used to pay off and consolidate debt and minor miscellaneous.

My financial situation:
I am a very good candidate for this loan as I have excellent long term job security and stability with substantial income. I am an electrical engineer for a power system utility so today?s troubled economy has no impact upon my employment status. I have had a long term successful career, but have not fared so well in my personal endeavors. One spouse was truly evil without conscience and the other highly motivated in keeping up with the Jones and beyond. I have truly become much wiser and the idiot winds have now calmed much in blowing my way. I was merely very giving and sought to please with little sense in doing so. As a result, I am much poorer, but truly am now much wiser. Coupled with past incurred debt, I have had recent dental expenses (incurred prior to creating flex spending account), vehicle repairs, and travel (two deaths in family).Given time and with your help, I will be a survivor as I have very good income and retirement benefits. I will be forever grateful to those who choose to help me and will prove to be a very good investment.
Monthly expenses:
Housing: $ 850 rent??
Insurance: $ 135 -?vehicle and rental. Health and life insurance are automatically deducted and already?reflected in net income as is retirement.??
Car expenses: $ 425 -?car payment + routine mtce.??
Utilities: $ 160???
Phone, cable, internet: $?160??
Food, entertainment: $ 300???
Clothing, household expenses $50 - I spend little on such things so is best guess?averaged over a year.???
Credit cards and other loans: $1200????
Other expenses: $ -?minimal ? I will note here that I have good health insurance, but includes very little in dental benefits. I am now enrolled in the flex spending program for $2500/yr. which is not taxable, but must use it or lose it. I will use all of it for dental/health needs. This deduction is automatic and reflected in monthly net income shown above.?

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2006	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 10	Length of status:	0y 5m
Credit score:	640-659 (Mar-2010)	Total credit lines:	12	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$4,035	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	17%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	top-astute-velocity	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GETTING A PLACE
Purpose of loan:
This loan will be used to? IMPROVE THE LOOK OF MY PLACE ????

My financial situation:
I am a good candidate for this loan because? IF YOU LOOK AT MY CREDIT I AM NEVER BEHIND AND I ALWAYS PAY MY BILLS

Monthly net income: $2400.00

Monthly expenses: $
??Housing: $ 525.00
??Insurance: $ 109.00
??Car expenses: $ 100.00
??Utilities: $ 175.00
??Phone, cable, internet: $ 120.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $ 0.00
??Credit cards and other loans: $ 20.00
??Other expenses: $ 0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$121.33

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2001	Debt/Income ratio:	18%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 5	Length of status:	1y 3m
Credit score:	660-679 (Feb-2010)	Total credit lines:	17	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$15,502	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-aggregator0	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying High Interest Credit Cards
Purpose of loan:
I am currently trying to pay off credit card debt from college.? My credit card balance is just under $3,500 and the interest rate is 20.24%, so I am looking for a loan with a fixed rate of 18% or less.?
My financial situation:
I am a good candidate for this loan because I am reliable and consistently make payments on time.? I have never had a late payment on my mortgage or other bills.? My number one priority?at this?point in my life?is?paying off my credit card debt as quickly as possible, so all my disposable income will go toward making more than the monthly payments

Monthly net income: $ 3547.00? ($500.00 is rental income, the?remainder my full-time job.)? I can provide copies of bank statements, tax returns, and a lease to verify the rental income.

Monthly expenses: $
??Housing: $ 1238????
??Insurance: $ 65
??Car expenses: I own my?car free and clear and spend about $200 a month?for insurance and gas
??Utilities: $ 210
??Phone, cable, internet:?$0
??Food, entertainment: $ 120
??Clothing, household expenses $ 225
??Credit cards and other loans: $ 400,?if I use this loan to pay off my high interest cards, my monthly?credit card payments will be approximately $300??Other expenses: $150 for dog food and vet bills + $450 for income and personal property taxes
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449045
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2003	Debt/Income ratio:	29%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	3y 6m
Credit score:	640-659 (Feb-2010)	Total credit lines:	19	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$7,754	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	112%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	natural-deal7	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit card
Purpose of loan:
This loan will be used to consolidate debt

My financial situation:
I am a good candidate for this loan because I?have never been late on loans or credit cards.?I am trying to stay ahead because one of my creditor's is?charging me the highest interest rate, membership fees, and miscellaneous charges. I will never get ahead on this card at this rate, unless I do something now. Anything is better than the way they are ripping me off. Its unbelieveable.

Monthly net income: $ 1800.00

Monthly expenses: $ 1590.00
??Housing: $ 500.00
??Insurance: $
??Car expenses: $ 365
??Utilities: $ 0
??Phone, cable, internet: $ 75.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,300.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$269.30

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2006	Debt/Income ratio:	3%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	2 / 2	Length of status:	2y 11m
Credit score:	740-759 (Mar-2010)	Total credit lines:	4	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$3,165	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	29%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	red-unrivaled-payment	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Puttng new home
Purpose of loan:
This loan can used to improve my home and better my kid place.

My financial situation:
I am a good candidate for this loan because i have constant income of more than $100000 for last 3 years and excellent credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449051
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$113.12

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1995	Debt/Income ratio:	9%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 7	Length of status:	3y 0m
Credit score:	680-699 (Mar-2010)	Total credit lines:	20	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$6,122	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	49%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	VideoMaker	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 95% )	680-699 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	1 ( 5% )	640-659 (May-2008)
Principal balance:	$1,380.57	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
Time to Retire the Chase Visa Card
It's crazy how much the credit card companies think their money is worth and what they are trying to get away with. I would rather pay a reasonable interest rate to the Prosper community than to continue funding the greedy so and so's at Chase. We will use this Prosper Loan to pay-off and close our Chase credit card. Thanks for your help.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1989	Debt/Income ratio:	51%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	17 / 15	Length of status:	4y 8m
Credit score:	600-619 (Mar-2010)	Total credit lines:	37	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$2,538	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	lkkorner	Borrower's state:	Indiana	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	48 ( 89% )	600-619 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	6 ( 11% )	560-579 (Aug-2008) 560-579 (Jul-2008) 520-539 (Jun-2008) 520-539 (May-2008)
Principal balance:	$1,565.10	1+ mo. late:	0 ( 0% )
Total payments billed:	54
Description
56 Mo. of Prosper Payment History
Thank you for taking the time to review my listing.??I am a current borrow and lender on Prosper.? I have?recently paid off a Prosper Loan in December of 2009, which should add security and peace of mind to those bidding on my loan.? I will pay it back!

My son turns 16 on March 21st of this year, and we would really like to be able to purchase a car for him for his 16th birthday.? We were able to do this for my daughter three years ago when our financial situation was much stronger, and I would like to be able to do this for my son.??

We have saved $2,500, and would like to get a loan for an additional $2,500 to be able to buy a nice reliable?used?car so I don't have to worry about him getting stranded.

Below is out household budget and expenses.? I?have been with my current employer for six (6) years and my husband has been with his current employer for 18?(18) years.? Our combined household income last year was $102,000.??

Budget:
Total Monthly Income: $6,490.00 after taxes
Total Monthly bills?$4,523.74

Thank you once again for reviewing my listing and having confidence in me to bid, and I look forward to the prospect of doing business together!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$421.80

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1982	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	8y 11m
Credit score:	740-759 (Mar-2010)	Total credit lines:	39	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$270,761	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	81%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	tg3wam	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my high interest credit cards.?

My financial situation:
I am a good candidate for this loan because I pay all my credit cards on time and want to continue to keep my credit score in?excellent standing
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.38%	Starting borrower rate/APR:	28.38% / 30.73%	Starting monthly payment:	$249.41

Auction yield range:	11.04% - 27.38%	Estimated loss impact:	10.68%
Lender servicing fee:	1.00%	Estimated return:	16.70%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2005	Debt/Income ratio:	26%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	8 / 8	Length of status:	3y 9m
Credit score:	660-679 (Mar-2010)	Total credit lines:	8	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$11,010	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wealth-freshmaker	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off my credit cards and consolidate my debt. My credit score has been hurt by my high credit card utilization and by paying them off it will improve my credit score significantly.

My financial situation:
I am a good candidate for this loan because I have never had a late payment before on any bill. I also have very good job security and make pretty good money.

Monthly net income: $ 4,300

Monthly expenses: $
??Housing: $ 500
??Insurance: $ 60
??Car expenses: $ 100
??Utilities: $ 200
??Phone, cable, internet: $ 120
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449063
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,800.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$101.28

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	5	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	22 / 14	Length of status:	3y 1m
Credit score:	700-719 (Mar-2010)	Total credit lines:	56	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$120,971	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	repayment-orbit	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off hi interest credit cards
Purpose of loan:
This loan will be used to pay off a high interest credit card debt.

My financial situation:
I am a good candidate for this loan because: a) I have an high fico score b) Always have been current on my payments c) I have high monthly income

Monthly net income: $?11,340

Monthly expenses: $
??Housing: $ 5,000
??Insurance: $ 140
??Car expenses: $ 90
??Utilities: $ 150
??Phone, cable, internet: $ 150
??Food, entertainment: $ 350
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 1400
??Other expenses: $ 500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 26.80%	Starting monthly payment:	$177.73

Auction yield range:	11.04% - 23.50%	Estimated loss impact:	10.58%
Lender servicing fee:	1.00%	Estimated return:	12.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	10%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	3 / 3	Length of status:	3y 7m
Credit score:	680-699 (Feb-2010)	Total credit lines:	18	Occupation:	Medical Technician
Now delinquent:	0	Revolving credit balance:	$286	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	15
Screen name:	Jackie1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	50 ( 100% )	680-699 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	540-559 (Dec-2007) 540-559 (Nov-2007) 500-519 (May-2006)
Principal balance:	$1,685.60	1+ mo. late:	0 ( 0% )
Total payments billed:	50
Description
Perfect Payment history w/PROSPER
Purpose of loan:
This loan will be used to pay off current loan and personal loan.

My financial situation:
I am a good candidate for this loan because i have a perfect credit history with prosper since my first loan in 2006. My goal is to stay current with great intention of paying off this loan in full.

Monthly net income: $3500.00

Monthly expenses: $ 1545
??Housing: $ 855
??Insurance: $ 80
??Car expenses: $ 0
??Utilities: $?Phone, cable, internet: $ 200.00
??Food, entertainment: $200.00
??Clothing, household expenses $ 100.00
??Other expenses: GAS ?$ 100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1997	Debt/Income ratio:	68%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	27 / 27	Length of status:	3y 6m
Credit score:	620-639 (Feb-2010)	Total credit lines:	42	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$10,816	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	67%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	babylovebug23	Borrower's state:	Louisiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	620-639 (Latest)
Principal borrowed:	$3,100.00	< mo. late:	0 ( 0% )	620-639 (Jan-2010) 620-639 (Aug-2009) 660-679 (Apr-2008) 640-659 (Mar-2008)
Principal balance:	$1,604.05	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
paying off my credit cards
Purpose of loan:
This loan will be used to pay of 10 credit cards

My financial situation:
I am a good candidate for this loan because I have made my monthly payment on time with the loan I have with prosper. I also make sure that I pay my bill on time. I have been on my job for 3 years.

Monthly net income: $ 2000

Monthly expenses: $ 300????
??Housing: $
??Insurance: $ 150
??Car expenses: $ 360.71
??Utilities: $
??Phone, cable, internet: $ 243.37
??Food, entertainment: $
??Clothing, household expenses $ 200
??Credit cards and other loans: $ 973.33
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1992	Debt/Income ratio:	30%
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	10 / 9	Length of status:	2y 4m
Credit score:	700-719 (Feb-2010)	Total credit lines:	31	Occupation:	Computer Programmer
Now delinquent:	3	Revolving credit balance:	$2,583	Stated income:	$50,000-$74,999
Amount delinquent:	$68,196	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	72
Screen name:	GiftedJuan	Borrower's state:	Maryland	Borrower's group:	BORROWERS - Free instant Listings - LARGEST GROUP
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	61 ( 100% )	700-719 (Latest)
Principal borrowed:	$12,002.00	< mo. late:	0 ( 0% )	680-699 (Dec-2007) 660-679 (Nov-2007) 660-679 (Feb-2007)
Principal balance:	$2,157.35	1+ mo. late:	0 ( 0% )
Total payments billed:	61
Description
Credit Card Payoff

I am tryng to take the necessary?steps to pay off my debt. I am a 38 year college graduate employed in the Information Technology industry.?I have just repaid my first loan from Prosper with no late or missed payments. My second loan, pay-off?is March 2011,?is also current and has been paid on-time each month. I am well aware that PROSPER IS NOT A CHARITY, IT'S A BUSINESS. That's why I'm looking for you. Let's do business together!

EXPLANATION OF BAD CREDIT:

I switched careers 4.5 years ago. I wanted something with more of a future and strong growth potential. I went from a factory job to a job in the I.T. industry. That move came with a price; a 50% pay cut. I just have not recovered financial as quickly as I thought I would. I'm on the road to recovery now that's why I am working a full-time job and running a business.

WHAT I WILL DO WITH THE MONEY LOANED TO ME:?

Pay off credit card debt.

HERE ARE MY MONTHLY FINANCIAL DETAILS:

Net income after payroll deductions: $ 900 per week
Total monthly Income $ 3600

Mortgage: $ 1500
Phone: $ 50
Gas: $ 180
Electricity & Water: $ 250
Food: $ 300
Insurance: $ 130
Student Loans: $ 365
Current Prosper Loan: $ 212

Total Monthly Expenses: $ 2987

I will have $613 left to make the payments on my Prosper loan. I have more than enough to make my Prosper Loan payment on-time each month.

CLOSING REMARKS TO LENDERS:

I am just trying to reduce my debt and improve my credit rating.

Thank you for taking time to review this business opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$127.91

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1987	Debt/Income ratio:	25%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	12 / 9	Length of status:	12y 7m
Credit score:	780-799 (Mar-2010)	Total credit lines:	24	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$10,655	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	31%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	mammal518	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?
Pay off Discover Credit Card.? I am a salaried Methodist church organist, Elementary School teacher in a deprived, Title 1 school, I do not plan on retiring anytime soon from teaching and when I do retire, I will continue playing for church, tutor ($40 per hr), substitute teach, or teach private piano lessons.?
My financial situation:
I am a good candidate for this loan because? I am a workaholic.? I have great credit, in the top 47% (780), and am in great health.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	9 / 6	Length of status:	6y 10m
Credit score:	700-719 (Mar-2010)	Total credit lines:	24	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$17,801	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wampum-system	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consoldating Personal Loans
Purpose of loan:
This loan will be used to consolidate our credit card and personal loans as well as to help with working capital for a new business that I am starting.? I have 6 months left on my contract in the current industry I am in and would like to change my career path, I have started another business with the intent of having it up and running prior to the end of my current contract.? My new business is a Chicago Stlye Pizza Take out/Delivery restaurant for which there is little or no competition within a 10 mile radius of the location I have selected.? I would like to consolidate some of my personal credit card and loan debt to reduce my monthly payments and use the rest to fund the advertising and working capital needed to help get the pizza place off the ground.

My financial situation:
I am a good candidate for this loan because?
My current financial situation is that I have no problems meeting my monthly commitments, My sales are down with my contract sales position currently due to the state of the economy and the time of year it is for the transportation industry, but this is expected to pick up in the late spring through the summer, which by that time I would like to have my pizza place up and running and generating revenue in order to change my career path.
Monthly net income: $ 3,000 to 10,000

Monthly expenses: $
??Housing: $ 2100
??Insurance: $ 575.00
??Car expenses: $300.00?
??Utilities: $300.00
??Phone, cable, internet: $ 150.00
??Food, entertainment: $ 150.00
??Clothing, household expenses $ 300.00
??Credit cards and other loans: $ 1400.00
??Other expenses: $ 450.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449093
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$180.86

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1987	Debt/Income ratio:	Not calculated
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Not employed
Enhanced (1-5):	3	Current / open credit lines:	13 / 13	Length of status:	0y 8m
Credit score:	700-719 (Mar-2010)	Total credit lines:	62	Stated income:	Not employed
Now delinquent:	3	Revolving credit balance:	$19,439
Amount delinquent:	$7,597	Bankcard utilization:	43%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	5
Screen name:	vibrant-return4	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Settlement Offer to Chase Crdt Crd

Purpose of loan:
Since my unemployment, I have been able to keep up with all my debt with the exception of my Chase Credit Card. Citibank & Bank of America set me up on a five-year plan Chase refused my offer of $75 per month until I find a job. My balance is/was $10,245, which increases every month due to high interest, late/over limit fees. I can make a settlement offer.
My financial situation:
I am still paying my debt. I worked for the same company for 15 years. The company had little work so I was laid off. I am searching for work in CA & TX where my son lives. Texas has many jobs. I am finishing my BA in Accounting so I have a degree/experience. I have made every effort to stay current with my debt. When I was laid off, I called my mortgage holder/lien holder of car looking for a plan so I would not fall behind. I kept up payments even when going to unemployment. I called my utilities to see if I qualified for low - income help. I fell behind on mortgage I but received a modification, including insurance/taxes. Lowered payments by 463 per mo. Student loans on deferment, now own my car. Lowered every payment & gave up things not needed.I have a more detailed answer however, there is not enough space here.Monthly net income: $ 1,800

Monthly expenses: $
??Housing: $?861 includes taxes and insurance
??Insurance: $
??Car expenses: $120
??Utilities: $125
??Phone, cable, internet: $100
??Food, entertainment: $ My mom lives with me she pays for food
??Clothing, household expenses $
??Credit cards and other loans: $180?
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449101
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	21.53%	Starting borrower rate/APR:	22.53% / 24.80%	Starting monthly payment:	$769.30

Auction yield range:	8.04% - 21.53%	Estimated loss impact:	6.71%
Lender servicing fee:	1.00%	Estimated return:	14.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1987	Debt/Income ratio:	46%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	14 / 12	Length of status:	0y 6m
Credit score:	800-819 (Mar-2010)	Total credit lines:	35	Occupation:	Retail Management
Now delinquent:	0	Revolving credit balance:	$12,575	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	48%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	a-delectable-market	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off My Cards!!
I am on this site asking for help with a loan to pay off the balances on my credit cards. The majority of this debt was accumulated during the past 2 years. My father in law became ill and passed away from non-hodgkins lymphoma. Due to the exchange rate, the travel costs to the UK twice and funeral expenses came to almost $15K USD. The remaining balance was accumulated after I lost my position as a store manager for a women's specialty retail company who decided to close the doors on my store last summer. I was able to find a position as a manger for another retail company and received a small raise along with the new job, however, my husbands wage was decreased because his company was purchased by another and bonuses were eliminated entirely.
I am a good candidate for this loan because I do not overspend and pay my bills on time, own my own home and 2 of our 3 vehicles. Both my husband and I have full time positions with stable companies and all I really would like to be able to do is eliminate the high interest rates that are keeping me in debt. The companies that I have cards with have all decreased credit limits and increased interest in the past year and I would like to be able to have someone auto debit my account once or twice a month so I can pay back this debt as quickly as possible. Thank you for your assistance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449107
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	20.06%	Starting borrower rate/APR:	21.06% / 23.31%	Starting monthly payment:	$75.41

Auction yield range:	8.04% - 20.06%	Estimated loss impact:	6.97%
Lender servicing fee:	1.00%	Estimated return:	13.09%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1986	Debt/Income ratio:	1%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	3 / 3	Length of status:	2y 11m
Credit score:	640-659 (Feb-2010)	Total credit lines:	19	Occupation:	Professional
Now delinquent:	11	Revolving credit balance:	$0	Stated income:	$75,000-$99,999
Amount delinquent:	$17,214	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	deal-orbiter6	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Establishing better credit
Purpose of loan:
This loan will be used to?
Will be used to help in a move across country and to help build a better credit rating.? My plan is to use this loan for a deposit on an apartment and to repay the loan as quickly as possible.

My financial situation:
I am a good candidate for this loan because?
I am in a position to pay off this loan quickly and help prepare myself to establishing better credit and a better financial future.? My salary allows me to pay this back in a short amount of time, and I am more than willing to provide pay stubs if necessary.?

Thanks in advance for your consideration.

Monthly net income: $
Approximate $6200.00
Monthly expenses: $
??Housing: $ New rental $2400 ????
??Insurance: $ 100 ????
??Car expenses: $ 0 ????
??Utilities: $ 50
??Phone, cable, internet: $ 0, benefit of working for my company
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 0, I do have an AMEX on my credit report but it belongs to my mother, and I was added to build my credit score.
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$134.30

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2005	Debt/Income ratio:	5%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 7	Length of status:	1y 9m
Credit score:	720-739 (Mar-2010)	Total credit lines:	9	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$1,071	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	18%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	entertaining-return0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Off Debt, Then Start a Business
Purpose of loan:
This loan will be used to pay off existing credit card debt.? When this is complete I plan on starting a business to start living that American dream of owning my own company.

I'm looking to get this loan so I can quickly pay off the credit card debt and focus other funds toward starting my business.

My financial situation:
I am a good candidate for this loan because I'm financially secure through employment and investments.? I'm a very responsible person when it comes to payments, l handle all my bills through automatic online bill payment.? I also have savings and investments that can sustain my lifestyle if my current employment situation were to not exist.?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449123
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1983	Debt/Income ratio:	52%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	20 / 20	Length of status:	5y 11m
Credit score:	600-619 (Mar-2010)	Total credit lines:	48	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$65,861	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	102%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Mommc2	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	26 ( 100% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-679 (Jul-2009) 620-639 (Nov-2007)
Principal balance:	$1,050.89	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
Fixing the leaks
Purpose of loan:
Fix roof, fix plumbing that was done incorrectly the first time and payoff first loan.

My financial situation:

This is my?second listing.??I have a current Prosper loan, and? you can see that I am current with it, have it on auto-pay and never miss a payment.?I would like to roll?my first loan in with these repairs to try to lower my interest rat a bit.?

I have been at my job for over?5 years so I have a steady income.? I also?sell Avon to?make extra money.? I worked full time and put myself through college.? All of my student loans are paid off.? I have never defaulted on any loans.? I have always worked hard and have always paid my debts.?

I?was?sticking to a budget?to pay off all my credit cards, but the last year I was using every dime including credit to help?my mom out with the caregiver expenses for my dad.??Since Dad's passing I'm doing pretty good?getting back on track, but I don't have the lump sum I need for the?repairs.??

The roof is leaking in a small spot, but before it becomes a large spot I'd like to get if fixed.?The shower is leaking into the wall so the plumbing is a priority.?

Monthly net income: $4,200.00

Monthly expenses: $
??Housing: $?600 (this?is my contribution, my husband pays the rest)
??Insurance: $ 127.00
??Car expenses: $ 420.00
??Utilities: $?276.00
??Phone, cable, internet: $ 180.00
??Food, entertainment: $ 500.00
??Clothing, household expenses $ 100.00
??Credit cards and other loans: $ 1388.00
??Other expenses: $ 0.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,660.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.99%	Starting borrower rate/APR:	9.99% / 12.10%	Starting monthly payment:	$505.23

Auction yield range:	8.04% - 8.99%	Estimated loss impact:	8.68%
Lender servicing fee:	1.00%	Estimated return:	0.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1989	Debt/Income ratio:	30%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	4y 4m
Credit score:	760-779 (Mar-2010)	Total credit lines:	37	Occupation:	Social Worker
Now delinquent:	0	Revolving credit balance:	$15,181	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	63%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reverent-auction8	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards int. 12.99
Purpose of loan:
This loan will be used to? Pay off 2 credit cards. One credit card is with Discover with an interest rate of 12.99% and the other is with Chase with an interest rate of 9.99%. I hope to get a better interest rate than 9.99 and to pay off this loan in an expedited manner.

My financial situation:
I am a good candidate for this loan because? I pay more than the minimum amount and I pay on time. I do not default on loans or allow any loan to be 30 days late. I would like to retire in 5 years and I have a 401k, but if I pay off my bills early, I can use the money I am paying towards these credit cards to save for my retirement and to be able to retire comfortably. I would like to be free from debt by the end of 2011.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	10.38%	Starting borrower rate/APR:	11.38% / 13.50%	Starting monthly payment:	$526.70

Auction yield range:	4.04% - 10.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	8.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1985	Debt/Income ratio:	33%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	21 / 20	Length of status:	10y 10m
Credit score:	780-799 (Mar-2010)	Total credit lines:	45	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$73,563	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	32%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	p2ploan-cheetah3	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off my credit cards
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449141
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	8.04%	Starting borrower rate/APR:	9.04% / 11.13%	Starting monthly payment:	$159.09

Auction yield range:	8.04% - 8.04%	Estimated loss impact:	8.16%
Lender servicing fee:	1.00%	Estimated return:	-0.12%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1996	Debt/Income ratio:	29%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	13 / 11	Length of status:	5y 7m
Credit score:	700-719 (Mar-2010)	Total credit lines:	50	Occupation:	Accountant/CPA
Now delinquent:	1	Revolving credit balance:	$167,755	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Proudpapa01	Borrower's state:	Florida	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay off high interest rate cards.

My financial situation:
I am a good candidate for this loan because I have maintained steady employment in?a good field.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.38%	Starting borrower rate/APR:	27.38% / 29.99%	Starting monthly payment:	$61.54

Auction yield range:	11.04% - 26.38%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	15.72%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2002	Debt/Income ratio:	34%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Part-time employee
Enhanced (1-5):	2	Current / open credit lines:	5 / 3	Length of status:	0y 7m
Credit score:	640-659 (Mar-2010)	Total credit lines:	14	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$3,949	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	guysiren87	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,700.00	< mo. late:	0 ( 0% )	600-619 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
Consolodiatign Credit Cards
I purchased a laptop for school on a Newegg credit account, there was no intrest for a year. Sadly, i have only been paying the minimum. I need to pay off the rest by May 1st 2010 of the account or will get charged over $400 in differed interest.

$1448.35 Newegg Credit Account

$50 prosper fee's

I am a part time student and a part time retail worker. I am living with family and have little expenses.

I have never missed or been late for a payment, i have always payed off my debt, I just want to speed up the process.

Monthly Expenses:

Housing: $0

Utilities: $0

Car Insurance: $0

Car Payment: $0

Gas: $50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,400.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$108.72

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	39%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	24 / 23	Length of status:	3y 0m
Credit score:	720-739 (Mar-2010)	Total credit lines:	44	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$32,432	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wise-sentimental-reward	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Med Bill
Purpose of loan:
This loan will be used to pay a Bill.

My financial situation:
I am a good candidate for this loan because I always pay my accounts on time. I will make sure to pay the account off in full.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$95.93

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2008	Debt/Income ratio:	3%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	3 / 3	Length of status:	1y 1m
Credit score:	700-719 (Mar-2010)	Total credit lines:	3	Occupation:	Engineer - Mechanic...
Now delinquent:	0	Revolving credit balance:	$66	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	3%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	dedication-bada-bing	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
expenses
Purpose of loan:
This loan will be used to purchase an engagement ring?

My financial situation:
I am a good candidate for this loan because i have a solid full time job that will last in time and will get a substantial raise soon.?

Monthly net income: $ 3450

Monthly expenses: $
??Housing: $ 700
??Insurance: $ paid by employer
??Car expenses: $ 250
??Utilities: $ 100
??Phone, cable, internet: $ 40
??Food, entertainment: $?400
??Clothing, household expenses $ 250
??Credit cards and other loans: $ don't have?debts. I usaually pay off my credit card completely every month.
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449161
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	20.00%	Starting borrower rate/APR:	21.00% / 23.25%	Starting monthly payment:	$565.13

Auction yield range:	17.04% - 20.00%	Estimated loss impact:	19.13%
Lender servicing fee:	1.00%	Estimated return:	0.87%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	12 / 10	Length of status:	20y 10m
Credit score:	700-719 (Mar-2010)	Total credit lines:	32	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$13,521	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	73%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	flexible-yield861	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Buying a replacement truck
Purpose of loan:
This loan will be used to?? replace an aging truck. I've owned my current truck for 14 years, and it's nearing the end of its life cycle of about a million miles. I would like to purchase a truck with no more than 500,000 miles and a newer more fuel efficient engine. Since I run locally around Chicago and travel less than 20,000 miles per year, this truck should last me at least another 14 years, or until I decide to get one more efficient.
My financial situation:
I am a good candidate for this loan because??
I've been contracted to the same trucking company for almost 10 years. This company gives work by seniority. I'm 10th out of 21. I've been an independent trucker since 1989, and have been a licensed trucker since 1985. I make between 1700 and 2200 a week and have between 200 and 350 a week in expenses. My wife makes 2600 a month. I have a great driving record and I am in good health. I own a home, I have a good credit rating, and I'm not about to do anything that might lower my credit score. I have financed and paid for several trucks ranging in price from 13,000 to 33,500. I got into financial trouble about 15 years ago when I bought 2 more trucks and hired drivers. I just couldn't find any good drivers. They only worked a few days a week, they tore up my trucks, they sold my fuel. You name it, they did it...everything but work a full week. I ran up my credit cards keeping the bills paid.?10 years ago I had over 45,000 in credit card debt, and now it's down to 13,500. I have recently paid off 3 credit cards and will payoff 2 more within 4 months. I have been paying down my credit card debt for years, and now it has started to snowball. As I pay off a card, I add that payment to the next highest balance. I'm paying almost 1100 a month toward my balances. I'll have all my credit cards paid off in just over a year. Becoming debt free has become my life mission! I'm almost there, but I need a new truck to keep my income.?I have never defaulted on any loan in my entire life and I'm not about to start now. I have no idea how or why I got an ?HR? rating. It may be because I closed all of the credit card accounts after I paid them off. Back then, I had no idea that leaving them open after paying them off would greatly enhance my credit situation.

Monthly net income: $ 8000.00

Monthly expenses: $ 3975
??Housing: $ 1723
??Insurance: $ 146
??Car expenses: $ 140
??Utilities: $ 325
??Phone, cable, internet: $ 150
??Food, entertainment: $ 325
??Clothing, household expenses $ 75
??Credit cards and other loans: $?1091
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$439.46

Auction yield range:	14.04% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1998	Debt/Income ratio:	15%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	0y 5m
Credit score:	680-699 (Mar-2010)	Total credit lines:	49	Occupation:	Computer Programmer
Now delinquent:	3	Revolving credit balance:	$12,180	Stated income:	$75,000-$99,999
Amount delinquent:	$35	Bankcard utilization:	23%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Peer	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	680-699 (Latest)
Principal borrowed:	$12,500.00	< mo. late:	0 ( 0% )	740-759 (Feb-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
Consolidating Debt and Car Buying
Purpose of loan:
This loan will be used to consolidate my three credit cards for 6000 and 6500 for down payment for buying a car.

My financial situation:
I am a good candidate for this loan because??I?earn more than enough to cover the payment.?
My second car payment is almost paid off (1 payment left).
My wife works as a computer programmer.
This is my second prosper loan. I promptly paid off my first prosper loan 2 years ago.

Monthly net income: $ 5000 (excluding wif'es income)

?Monthly expenses:
$ ? Housing: $?1300
Car expenses: $?550? (Only one payment left)
Utilities: $ 230?
Phone, cable, internet: $ 120?
Food, entertainment: $?200? Clothing,
household expenses $ 400?
Credit cards and other loans: $ 200
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,975.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$179.81

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-2008	Debt/Income ratio:	33%
Basic (1-10):	4	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	1y 0m
Credit score:	640-659 (Mar-2010)	Total credit lines:	2	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$284	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	integrity-cologne	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying Off School Debt
Purpose of loan: I am a young student who is tying up all of my loose ends in life. Mostly things from the past. I used to go to a private university in the Fall of 2008 which became a hassle because of the amount of money it took to get an education. I withdrew from my classes a month & a half into the semester. Apparently, there was some unfinished business which was money I owe them which I had no idea about. I thought it was deferred until I graduate from college, apparently it wasn't. I transferred out to a very affordable school in NYC & now am getting back on the right track. I have an interview with an internship soon, I'm studying, passing classes, etc, & all of it is paid for with financial aid, thankfully. Unlike the private university which was upwards of $40,000 per year! I am young but I carry two jobs carrying in approx. $1,300 a month. That isn't a lot I know, but I am trying to finally put the past behind me by paying this off now. They've sent the bill over to a debt collector & he hassles me day & night & it's very annoying. I wanted to apply through my bank but I was declined due to lack of revolving credit activity, a.k.a. I don't use my credit card a lot so they can't trust me. The debt collector wants me to pay $3,975 by Monday, March 8th, before it takes me to civil court where I will have a crazy amount of attorney fees which will make it worse. The way I will pay for this is through my monthly income. I have worked it out, if I receive this loan of course. If I get this loan, I will want to be on a 2 year payment plan which will allow me to pay approx. $165-$200 every month back for 24 months depending on the APR I will be affixed. I don't want to come off as begging but I want to get rid of this past & start on my future. I have already started on my future, but this one issue is really making me take one step forward & 3 steps back.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	8.0%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 20.21%	Starting monthly payment:	$433.83

Auction yield range:	8.04% - 17.00%	Estimated loss impact:	8.39%
Lender servicing fee:	1.00%	Estimated return:	8.61%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1989	Debt/Income ratio:	44%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	20 / 18	Length of status:	31y 9m
Credit score:	700-719 (Mar-2010)	Total credit lines:	48	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$122,860	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	91%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Mr-HPI	Borrower's state:	Oregon	Borrower's group:	BuildingTree
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	49 ( 100% )	700-719 (Latest)
Principal borrowed:	$30,000.00	< mo. late:	0 ( 0% )	740-759 (Feb-2010) 740-759 (Jun-2008) 700-719 (Dec-2007) 720-739 (Nov-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	49
Description
Payoff High interest Credit Card
Relisting at a higher rate in hopes of 100% funding.

Purpose: ?Part of the cost of our landscaping project was charged to a credit card. The interest rate on that card has?increased?to a?inexcusably high percentage. They notified me that?due to my "high debt to credit limit ratio"?this higher rate is necessary?despite the fact that I have always paid them, and all my debts, on time.?This behavior will not be legal soon, but they stuck me with it while they still could. This loan will allow me to pay off?one credit card account?completely and therefore reduce the interest rate significantly.

I am a reliable borrower. I have been with the same employer for over 30 years.
I have had two previous Prosper loans and paid both responsibly. This loan will be paid timely every month until paid in full.
Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 419536
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$534.79

Auction yield range:	14.04% - 16.00%	Estimated loss impact:	14.70%
Lender servicing fee:	1.00%	Estimated return:	1.30%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	18%
Basic (1-10):	6	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	17 / 15	Length of status:	1y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	27	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$36,728	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	charlottelender	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 96% )	680-699 (Latest)
Principal borrowed:	$3,500.00	< mo. late:	1 ( 4% )	640-659 (Jan-2008) 640-659 (Oct-2007)
Principal balance:	$1,246.18	1+ mo. late:	0 ( 0% )
Total payments billed:	25
Description
Downpayment on a Home
Purpose of loan:
I need $15,000 more to have a full downpayment for a home in chicago.? Looking for a loan for about 6 months, until my work bonus hits my bank account.

My financial situation:
Very good debt to income ratio. Credit score is low because of number of lines of credit. I have a lot of different? credit cards from retailers, 3 sources for student loans, a few mortgages on other property.? Im only 26 and have about 5 years of history, which might be why I don't have higher credit. I have some credit inquiries from shopping around for a mortgages for previous homes. I have about 100k+ tied up in other homes, and prefer not to leverage them. Have never had a late payment on any of them. I also paid off a 10k car loan a few months ago, which in hindsight I should have kept to have some free cash.

Why I am $15,000 short... The closing date must be done by end of month, and the only source of additional funds I have is my brokerage account. However, I just purchased a sizable amount of stocks, and I am unable to sell them due to certain restrictions because I work at a financial institution. I receive a work bonus in a few months, but making loan payments will not be an issue. See my previous prosper loan, it has always been paid on time.

Monthly net income: $ 5000??(bonus compensation is an additional approx. $5000/mo. but its a lump sum that comes in a few months.)

Monthly expenses: $
??Housing: $ 1075
??Insurance: $ 0
??Car expenses: 0, public transportation pass paid for by work
??Utilities: $ included in?housing expense
??Phone, cable, internet: $ 140 (70 -?cell phone, 70-cable/internet)
??Food, entertainment: $ 300
??Clothing, household expenses $ 200?
??Credit cards and other loans: $ 800
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 447986
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.72%	Starting monthly payment:	$47.97

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	3 / 2	Length of status:	0y 2m
Credit score:	740-759 (Feb-2010)	Total credit lines:	4	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$1,508	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	community-doughnut	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying for college
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448652
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$168.47

Auction yield range:	11.04% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-2002	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	6 / 5	Length of status:	0y 2m
Credit score:	700-719 (Mar-2010)	Total credit lines:	14	Occupation:	Food Service Manage...
Now delinquent:	0	Revolving credit balance:	$11,294	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Amor-Cacao	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consol. of credit post Divorce
Purpose of loan: To simply and reduce interest rates on my credit cards after my divorce.
This loan will be used to consolidate multiple credit cards into one loan with a lower interest rate.

My financial situation:
I am a good candidate for this loan because while I have a significant portion of debt, I have always made payments on time. I am in a position where I have free living expenses (rent/utilities/board), in order to try and knock out as much debt as possible, as soon as possible. The majority of my credit card bills were medical bills. Currently paying over $160 a month in interest to credit card companies, and am trying to significantly cut that down.

Monthly net income: $ 1188 + business revenue (varies)

Monthly expenses: $1245
Housing: $ Free
Insurance: $ 125 ? will be reduced when car is sold.
Car expenses: $ 338 (working on selling to make this zero)
Utilities: $ Free
Phone, cable, internet: $ 82
Food, entertainment: $300
Clothing, household expenses $ 0
Credit cards and other loans: $
CC 1: Balance: $4503, APR: 18.24%, Paying $100 month
CC 2: Balance: $3189, APR: 23.9% , Paying $100 month
CC 3: Balance: $637, APR: 19.99%, Paying $100 month
CC 4: Balance: $3670, APR, 17.9%, Paying $100 month
Student Loan: $62,713 ? APR, 3.1%, In forbearance until July, 2010.
Other expenses: $ Child support for 1 child, will be replacing the cost of my car (~$338), not effective yet.

Also, started my own business in Jan. 2010. A very small chocolate operation, which so far is working well. Quick business analysis:
Total money spent: $1783
Total revenue: $1162 since Jan 22nd, 2010
Product on hand: $750, which at 36% total product cost, should yield $2083 in revenue.
Overhead on business is simply my labor and business expenses, as it is run out of my house currently.
If nothing else, buy chocolates from my business! See photo for details, or visit amorcacao.com
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448702
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	B	Auction Duration:	7 days
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.03%	Starting borrower rate/APR:	14.03% / 16.19%	Starting monthly payment:	$102.58

Auction yield range:	6.04% - 13.03%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2003	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	3	Current / open credit lines:	2 / 2	Length of status:	0y 0m
Credit score:	760-779 (Mar-2010)	Total credit lines:	2	Occupation:	Homemaker
Now delinquent:	0	Revolving credit balance:	$134	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	Beautiful-U	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Startup a business
Purpose of loan:
This loan will be used towards start-up for my retail Women?s Hair & Fashion accessories cart/kiosk business in a popular high-end mall. I need this loan for buying inventory and other start-up business costs.

My financial situation:
I am a good candidate for this loan because I have a perfect credit history having never been late on a single payment.?Additionally, my spouse has a steady source of income, along with an excellent credit score. My spouse has also been a lender on Prosper for a reasonably good amount of time. And, to back it up my sister, who is also my mentor, successfully operates similar product carts at 2 locations and has been in the business for close to 6 years now. Lastly, by profession I am in Business Administration and have an in-depth knowledge and understanding of Business Operation, Sales and Marketing and understanding the target customer needs. I trust that you will see this as an extremely low risk investment opportunity.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448766
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	22.05%	Starting borrower rate/APR:	23.05% / 25.33%	Starting monthly payment:	$154.94

Auction yield range:	8.04% - 22.05%	Estimated loss impact:	7.02%
Lender servicing fee:	1.00%	Estimated return:	15.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1991	Debt/Income ratio:	35%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	14 / 12	Length of status:	4y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	44	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$42,275	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	86%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	kind-scholarly-peace	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
finishing renovation to sell home
Purpose of loan:
This loan will be used to put the finishing touches on a house that I am selling. Proceeds of 30-35K will be used to pay off debt incurred remodeling house.

My financial situation:
I am a good candidate for this loan because? I have a secure job and will be completing my masters degree this semester which will give me a raise.

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448806
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	23%
Basic (1-10):	4	Inquiries last 6m:	7	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	7 / 6	Length of status:	2y 9m
Credit score:	620-639 (Feb-2010)	Total credit lines:	40	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$494	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	47%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	itgeekguy	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 58% )	620-639 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	8 ( 42% )	560-579 (Jul-2008)
Principal balance:	$583.54	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
Debt Reduction
Purpose of loan:
This loan will be used to pay down debt.?

My financial situation:
My debt to income ratio is low and if you can look at the total picture you will see that I am a good risk!

Monthly net income: $ 4353
Monthly expenses: $
??Housing: $?1160
??Insurance: $ 130
?Car expenses: $ 150?
?Utilities: $ 120?
?Phone, cable, internet: $ 100
??Food, entertainment: $ 300
??Clothing, household expenses $ 50?
??Credit cards and other loans: $ 40
??Other expenses: $ 0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448824
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	16.00%	Starting borrower rate/APR:	17.00% / 19.20%	Starting monthly payment:	$124.78

Auction yield range:	11.04% - 16.00%	Estimated loss impact:	10.37%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2007	Debt/Income ratio:	10%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	4 / 3	Length of status:	2y 7m
Credit score:	700-719 (Mar-2010)	Total credit lines:	5	Occupation:	Student - College G...
Now delinquent:	0	Revolving credit balance:	$229	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	13%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	awe-inspiring-duty7	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
take parents for a dream vacation
Purpose of loan:
This loan will be used to give my parents a? west-coast trip during their stay in U.S.

My financial situation:
I am a good candidate for this loan because I am a currently Ph.D student with graduate research assistantshipgraduate for about $22000 per year.

Monthly net income: $ 2300

Monthly expenses: $ 1100
??Housing: $ 400
??Insurance: $ 60
??Car expenses: $ 100
??Utilities: $ 60
??Phone, cable, internet: $ 50
??Food, entertainment: $ 400
??Clothing, household expenses $ 30
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448842
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$370.63

Auction yield range:	11.04% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1990	Debt/Income ratio:	30%
Basic (1-10):	7	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	21 / 20	Length of status:	1y 8m
Credit score:	740-759 (Mar-2010)	Total credit lines:	54	Occupation:	Computer Programmer
Now delinquent:	0	Revolving credit balance:	$67,083	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	46%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	wise-investment-armada	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay Income Taxes
Purpose of loan:
This loan will be used to pay Income Taxes that increased after I sold my home and lost my mortgage interest write-off but failed to reduce my W4 withholding.

My financial situation:
I am a good candidate for this loan because I have a very stable computer programming job in the Washington, DC area.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448854
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	28%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	10 / 11	Length of status:	0y 8m
Credit score:	660-679 (Mar-2010)	Total credit lines:	25	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$48,153	Stated income:	$100,000+
Amount delinquent:	$1,966	Bankcard utilization:	93%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Colorado-Geek	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bring Mortgage Current
Purpose: Bring my 1 month delinquent mortgage into good standing and consolidate one high interest credit card.
Delinquency: We made a lot of stupid mistakes using credit when I first came off of Active Duty resulting in $1400/mo in credit cards bills. Combine that with $1250/mo pay advance repayment and we missed a mortgage payment in January. All other credit paid on time.
Repayment: Once my pay advance is done in April I will have an additional $1250 a month to keep the mortgage current and repay this loan. Any lender groups interested I can do proof of income and proof of service for any vets out there. I have a security clearance that depends on financial stability, so I will not risk my job over not paying this loan.
Net Income: $9400
Me: $7200
Wife: $2200
Expenses: $9205 ($7955 in April)
Mortgage $2385
Rent Overseas Job $1600
Credit Cards $1400
Cars $680
Home/Auto Insurance $115
Gas/Groceries/Dog Food/Entertainment $1300
Utilities (both places) $475
Pay Advance $1250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448860
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$452.16

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-2004	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 6	Length of status:	5y 6m
Credit score:	680-699 (Mar-2010)	Total credit lines:	8	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$1,543	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	62%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	pound-mechanic	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
New deck, and home improvements
Purpose of loan:
This loan will be used to?? Put in a new deck as well as other home improvements. Also to consolidate some credit cards?to fix credit score.

My financial situation:
I am a good candidate for this loan because?? Live well withen my means, spend money wisely, and have good steady income.

Monthly net income: $
5,800
Monthly expenses: $
??Housing: $ 2,250
??Insurance: $ 50
??Car expenses: $ 220
??Utilities: $?120
??Phone, cable, internet: $ 60
??Food, entertainment: $ 200
??Clothing, household expenses $ 50
??Credit cards and other loans: $ 300
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448866
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 12.93%	Starting monthly payment:	$31.98

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-2004	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	5	Current / open credit lines:	4 / 4	Length of status:	3y 2m
Credit score:	720-739 (Mar-2010)	Total credit lines:	8	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$2,001	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	34%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	evergreen849	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off credit cards
Purpose of loan:
This loan will be used to pay the balance of my credit card so I can reduce the rate as I pay it off.

My financial situation:
I am a good candidate for this loan because I have steady income. Not wealthy, but I've never had a late payment in my entire credit history. My credit? score is excellent; in the top fifth in the nation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	14.04% - 24.00%	Estimated loss impact:	15.08%
Lender servicing fee:	1.00%	Estimated return:	8.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1986	Debt/Income ratio:	32%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	9 / 8	Length of status:	26y 5m
Credit score:	680-699 (Feb-2010)	Total credit lines:	26	Occupation:	Construction
Now delinquent:	0	Revolving credit balance:	$9,839	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	84%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	hope-legend4	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off my credit cards
Purpose of loan:
This loan will be used to?to pay off exsisting debt and have just one monthly bill

My financial situation:
I am a good candidate for this loan because?after 26 years of raising children we think its time to put all of cards into one basket and get off of the debt train! We would love to consolidate what debt we have left and move on.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448908
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$289.38

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	18.94%
Lender servicing fee:	1.00%	Estimated return:	-1.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1995	Debt/Income ratio:	19%
Basic (1-10):	4	Inquiries last 6m:	5	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	21 / 20	Length of status:	14y 11m
Credit score:	720-739 (Mar-2010)	Total credit lines:	66	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$34,009	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	the-balanced-market	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Outsmarting Credit Card Companies
Purpose of loan:
This loan will be used to? to pay off high interest credit cards and keeping one low monthly payment

My financial situation:
I am a good candidate for this loan because? I'm financially responsible.? I pay my bills on time.? I'm applying for the loan so that I can pay off my credit card balances and have one payment a month instead of 4.? I've held a job for 15 years and I own my own home and I've never been late.? I have a decent income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448920
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.04% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jan-1999	Debt/Income ratio:	19%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	1	Current / open credit lines:	4 / 4	Length of status:	3y 9m
Credit score:	680-699 (Mar-2010)	Total credit lines:	14	Occupation:	Skilled Labor
Now delinquent:	2	Revolving credit balance:	$3,240	Stated income:	$50,000-$74,999
Amount delinquent:	$4,878	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	3
Screen name:	a-suave-commerce	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off car and credit card
Purpose of loan:
This loan will be used to? Consolidation

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $ 3200.00

Monthly expenses: $
??Housing: $ 1200.00
??Insurance: $ 200.00
??Car expenses: $ 336.00
??Utilities: $ 60.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $ 200.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448926
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	32.00%	Starting borrower rate/APR:	33.00% / 35.42%	Starting monthly payment:	$176.45

Auction yield range:	17.04% - 32.00%	Estimated loss impact:	36.38%
Lender servicing fee:	1.00%	Estimated return:	-4.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-1987	Debt/Income ratio:	Not calculated
Basic (1-10):	1	Inquiries last 6m:	5	Employment status:	Retired
Enhanced (1-5):	1	Current / open credit lines:	8 / 8	Length of status:	1y 5m
Credit score:	600-619 (Feb-2010)	Total credit lines:	26	Stated income:	$50,000-$74,999
Now delinquent:	9	Revolving credit balance:	$2,276
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	32
Screen name:	PadreFan	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 98% )	600-619 (Latest)
Principal borrowed:	$5,500.00	< mo. late:	1 ( 2% )	560-579 (May-2008) 580-599 (Dec-2007) 580-599 (Nov-2007) 580-599 (Nov-2006)
Principal balance:	$1,359.22	1+ mo. late:	0 ( 0% )
Total payments billed:	55
Description
3RD Prosper Loan
My name is Tom and I am requesting a?third loan from Prosper.?

????My first Prosper loan (Dec. 2006) was?for $3,000 and was paid off in 35 payments, and never was late nor missed a payment.

????My second and current loan (June 2008)? was for $2,500 at 35% . this was for?an emergency dental procedure. My balance is $1,437.94 again I have never been missed a payment but was 3 days late while on vacation.

???I went through Chapter 13 bankruptcy?about?6 years ago after going through a difficult divorce which explains the deliqunecies. No?DELQ'S since.?

????I would like to borrow $4,000 to payoff the following.
????1) Pay off my 4 low limit but high interest credit cards total $1,724. (needed to re-establish credit) 2) Purchase a $1,500 secured credit card from?my bank.?

????I?retired in Oct. 2008 from? civilian employement.?My retirement is $60,480 gross per year or $4,800 per month net. My main payments are listed below.?
?? $1100??Rent
???$?140? Credit Card
?? $ 180? Utilities
???$ 113? Prosper Loan

????Your assistence will be greatly appreciated. Look forward to a new begining.

????Respectfully

????Tom
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	20.53%	Starting borrower rate/APR:	21.53% / 23.79%	Starting monthly payment:	$512.29

Auction yield range:	8.04% - 20.53%	Estimated loss impact:	6.68%
Lender servicing fee:	1.00%	Estimated return:	13.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1987	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	12 / 11	Length of status:	0y 9m
Credit score:	860-879 (Mar-2010)	Total credit lines:	34	Occupation:	Analyst
Now delinquent:	0	Revolving credit balance:	$1,599	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	2%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	M_Squared-CEO	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help complete startup funding
Thank you for viewing our posting. We are seeking a loan for $13,500 to complete the initial funding stage of our project. As I have already invested a significant amount of my personal savings for this venture, I am seeking the support of the prosper. com community to help us complete the funding process.

Our company has secured a conditional letter of intent to fund 3/4 of our venture subject to an audit, financial forensic investigation and a CPA certification of our financial forecast. The amount of funding commitments that we have secured will enable us to roll our project in a scaled down version. Instead of opening 5 stores we will be able to open 3.With anticipated funding to close within 60 days of submitting a certified financial forecast, it is our top priority to repay this loan immediately upon receipt of VC funds.

Here is the loan allocation schedule:

Jr. Accountant @ $100/hr. x 20hrs = $2000 ( financial forensics and audit work)
CPA Partner @ $250/hr x 8 hrs = $2000 ( review/ revisions and certification)

Attorney Fees @ 250 x 10hrs = $2500 ( contract review and legal advise prior to signing)

Restaurant consultant fee $4500 (to help us with the food preparation process, equipment needs and sourcing)

Travel expense $1500 ( SF to NYC for final interview and presentation w/ investors)

Cash reserves $1000 ( For unanticipated expenses between now and funding)

Total = $13,500

My personal fiancials

Total monthly household income = $9,430
Personal Income = $5,000

Mortgage = $1,563 (fully amortized - total out standing balance $135,654 prop. val $412,000)
Community HOA - $150
Gas/Electricity - $75
Water - $40
Car Insurance - $150

Combined CC outstanding balance = $1346
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 448996
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	14.04% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	13%
Basic (1-10):	6	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 6	Length of status:	5y 7m
Credit score:	660-679 (Mar-2010)	Total credit lines:	13	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$129	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	1%
Public records last 12m / 10y:	0/ 2	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	upbeat-diversification	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off my Taxes
Purpose of loan:
This loan will be used to? pay off my taxes to the IRS so I won't have to pay all the penalty fees as well as the high interest rate.
My financial situation:
I am a good candidate for this loan because? I have worked very hard to get my credit back in good standing after some finacial woes and i always make sure all my debts ar paid in full.

Monthly net income: $ 3652

Monthly expenses: $ 3273
??Housing: $ 780
??Insurance: $?137
? Car expenses: $ 291????????
? Utilities: $ 90
??Phone, cable, internet: $ 325
??Food, entertainment: $ 800
??Clothing, household expenses $ 150
??Credit cards and other loans: $ 100?
??Other expenses: $ 600
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2001	Debt/Income ratio:	15%
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	7 / 6	Length of status:	1y 3m
Credit score:	680-699 (Mar-2010)	Total credit lines:	14	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$3,309	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	68%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	Sparks81	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan: This loan will be used to pay off credit card bills with high interest rates eliminating my?credit card?and loan debts?

My financial situation: I am a good candidate for this loan because I have a study full time job and can afford to pay back this loan, I am able to make my current monthly payments but opportunities to contribute to my saving are limited. I hope to pay down this loan in a timely manner and get back on the road to saving.?I have never missed a monthly payment on any of my obligations?and this loan will be?treated no differently.?I am a very honest and reliable person that understands the importance of repaying debts to others. My current annual income is $52,500; I contribute 11% of my paycheck to my company 401K plan and have saved over $7000 however recent issues with my home that has occurred over the last year have caused me to charge my cards to nearly the limit which is damaging my credit score. I would like to use this loan to pay off those debts and consolidate this into one monthly payment. Thank you for considering funding me.

Monthly income: $ 2500
Monthly expenses: $ 2300
??Housing: $ 700
??Insurance: $ 31
??Car expenses: $ 0
??Utilities: $ 437
??Phone, cable, internet: $?250
??Food, entertainment: $ 200
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 567
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.72%	Starting monthly payment:	$47.97

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	13 / 12	Length of status:	3y 1m
Credit score:	720-739 (Mar-2010)	Total credit lines:	29	Occupation:	Attorney
Now delinquent:	0	Revolving credit balance:	$6,704	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	EMBPrsprty	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I Save Money, You Make Money
Hello.? I am a licensed and practicing attorney in the State of California.??After being admitted to the State Bar (passed the exam on my first try), I spent my first two years working as an independent contractor for a small law firm.? Eventually, I realized that despite their promises, they were never going to hire me as an associate.? I began making moves toward fulfilling my dream of starting up my own practice, and?so when the work at that firm dried up completely, I didn?t mind.

For the first two thirds of 2009, I had a few clients of my own here and there, but I spent most of my time (and a good deal of money) going to conferences, meeting other lawyers, buying and reading books and attending continuing legal education classes.? I was figuring out what was a realistic and workable (not to mention profitable) practice area to start up.???

All this while, I was of course racking up substantial credit card debt.? Nothing outrageous or that I couldn?t handle, but still? substantial.??

Then at one conference, I met a particular community of lawyers who are doing great work: smart, social-minded people who also want to make a good profit.? Perhaps ironically, they represent people who are being sued by their credit card companies, plus some bankruptcy work on the side.? I decided then and there to become part of their community.???

Having made that decision has made all the difference; it seems like knowing what you want to do is the hard part, and all that follows is just doing it.??

Now, good things are happening.? I?m very busy, but I?m living the dream and cobbling together a living as a working attorney.? I work part-time for a discovery company to pay the bills, and also work part-time working for and learning from one of the best solo practitioners in this field in my city.? I do occasional special appearances for a couple other attorneys around town.? Oh and yes: I also have an ever-increasing number of my own clients.??

I've paid off two credit cards.? I'm on my way toward paying off two more.? But this one?cardholder (Citi)?has jacked up my rates. ?I hate the idea of letting them profit off me.? If someone is going to profit off my debt, I want it to be you, the good, smart people who comprise the community of Prosper lenders.??

The funds I am seeking will go to pay off one card that stands at $1,500.? I?m a reliable investment.? Let?s work together so I can save money and you can make money.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449024
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.80%	Starting borrower rate/APR:	7.80% / 9.88%	Starting monthly payment:	$124.98

Auction yield range:	4.04% - 6.80%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1998	Debt/Income ratio:	40%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	20 / 17	Length of status:	11y 8m
Credit score:	720-739 (Mar-2010)	Total credit lines:	33	Occupation:	Military Enlisted
Now delinquent:	0	Revolving credit balance:	$22,745	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	72%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	listing-wildcat0	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
buying an atv
Purpose of loan:
This loan will be used to? buy an atv

My financial situation:
I am a good candidate for this loan because? I have a job that is not going away any time soon have stedy income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	28.21%	Starting borrower rate/APR:	29.21% / 31.85%	Starting monthly payment:	$63.03

Auction yield range:	14.04% - 28.21%	Estimated loss impact:	15.99%
Lender servicing fee:	1.00%	Estimated return:	12.22%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1993	Debt/Income ratio:	27%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 6	Length of status:	0y 5m
Credit score:	620-639 (Feb-2010)	Total credit lines:	22	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$18,513	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	100%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	twocommas	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	620-639 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-659 (Jul-2009) 620-639 (Mar-2008)
Principal balance:	$2,080.88	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
Paying off High Interest Credit
Purpose of loan:
To pay off a high interest credit card due to the change in the economy. I want to move away from revolving balances one credit card at a time and towards a fixed debt payment system such as Prosper. I have had a Prosper Loan for at least 18 months already and have made every payment thus far on time.
My financial situation: Although my credit score is average I have been trying to rebuild it for the past five years.? In the past five years I have gotten my MBA, a great job and have improved my finances considerably.? I want to buy a house in the near future due to the affordable housing prices and I am trying to shift debt to set loan payments instead of revolving balances.? I also want to? use this opportunity to improve my credit score.
Monthly net income: $4300.00
Monthly expenses: $ 2900.00
Housing: $ 750.00
Car Note & Insurance: $550.00
Utilities: $75.00
Phone, cable, internet: $150.00
Food, entertainment: $400.00
Clothing, household expenses $200.00
Current Prosper Loan: $175
Credit cards and other loans: $600.00
Other expenses: $200.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449036
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,400.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$267.68

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1994	Debt/Income ratio:	19%
Basic (1-10):	1	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	2	Current / open credit lines:	2 / 2	Length of status:	5y 9m
Credit score:	660-679 (Mar-2010)	Total credit lines:	6	Occupation:	Food Service
Now delinquent:	0	Revolving credit balance:	$230	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	1
Screen name:	On-Time	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
On-Time
Purpose of loan:
This loan will be used to? This Loan Will be used to consolidate cc, shcool loan and payoff other bills.

My financial situation:
I am a good candidate for this loan because? I will pay this loan off in a timely manner.?????????

Monthly net income: $ 2600

Monthly expenses: $
??Housing: $ 650
??Insurance: $ 85
??Car expenses: $ 320
??Utilities: $ 75
??Phone, cable, internet: $ 20
??Food, entertainment: $ 80
??Clothing, household expenses $ 20
??Credit cards and other loans: $ 10
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1994	Debt/Income ratio:	23%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	9 / 8	Length of status:	10y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	30	Occupation:	Computer Programmer
Now delinquent:	1	Revolving credit balance:	$10,142	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	65%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	listing-ferret2	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
paying off credit cards
Purpose of loan:
Im consolidating 3 credit cards that were used to pay my wifes medical premiums.? This loan will be used to consolidate that debt.

My financial situation:
Ive always paid my bills on time,? This loan will help with cash flow.

Monthly net income: $ 5000

Monthly expenses: $
??Housing: $ House is paid for
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,300.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$104.04

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1998	Debt/Income ratio:	10%
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	6 / 5	Length of status:	4y 2m
Credit score:	680-699 (Feb-2010)	Total credit lines:	24	Occupation:	Accountant/CPA
Now delinquent:	3	Revolving credit balance:	$824	Stated income:	$100,000+
Amount delinquent:	$732	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	8
Screen name:	phouayang81	Borrower's state:	NorthCarolina	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
4th Listing Lowering the Amount
Purpose of loan:
This loan will be used to?
Lowering the amount so I can be worthy of this loan. With the business start up I will use $5000 of my own for start up. I will need $2300 as a cushion for working capital, license fees, legal documents, bank account set up, and any necessary paper work to register my business, and maintenance fees. I can provide my W2 if you have any concern . I have been doing this on the side job for over 3 years and look forward to starting up my very own. My investment will be between 5-10% on return.
Prosper is a wonderful place for entrepreneurs to find funding. With this new venture it will give me time to spend with my kids, ages 6,5,4, and 2.? Everyone wants free time and freedom so they can spend and share their moments with their family and especially having little ones. Time flies at those ages.

My financial situation:
I am a good candidate for this loan because?
I have over 3 years experience with investments and over 5 years in accountant. I currently work for one of Charlotte's Top 10 Law Firms in Charlotte, NC and have been with them over 5 years. My salary is currently $102,900 not including bonus. Roughly $3,000-$5,000 on bonuses. My expenses are outlined below.

I have filed bankruptcy chapter 7, 4 years ago and have been discharged in 2007. My mistakes of medical bills was a wake up call and I have never looked back, now I am on track to financial freedom.?

Monthly net income: $6741($8500 Gross)

Monthly expenses: $
??Housing: $2200
??Insurance: $ 150
??Car expenses: $ 650
??Utilities: $ 125
??Phone, cable, internet: $ 80
??Food, entertainment: $ 1200
??Clothing, household expenses $ 1000
??Credit cards and other loans: $ 200
??Other expenses: $

Left Amount:$1516

After monthly expenses I will have more than enough to pay this loan on time or pay it off sooner.
Thanks for your time and consideration. Please don't hesitate to ask any questions.

.
Again, thank you for considering this loan.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jul-2009	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Self-employed
Enhanced (1-5):	1	Current / open credit lines:	2 / 2	Length of status:	1y 8m
Credit score:	640-659 (Feb-2010)	Total credit lines:	2	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bountiful-dedication	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUYING A USED CAR FOR WORK & FAMILY
Purpose of loan:
This loan will be used to??
purchase a used car around the range of $3000 - $4000.This car will help a lot with commuting back and forth from work and also getting there early on doctor's appointments for my?19 month old son. Am tired of taking cabs which are not cost effective and a big time waster which I dislike.Time is money am self -employed ! This will help me be really independent and more effective with running errands , appointments and going to work especially because i am self-employed and I work to pay myself and take care of me and my baby. I can not afford to lose appointments?days at work because of transportation issues anymore.

My financial situation:
I am a good candidate for this loan because?
I am a hair stylist doing hair for 4 yrs now am?active at marketing and advertising?my business and with a good existing?client base to sustain my living expenses and this loan.?I make about a?$1000 weekly so $135.71 Prosper payment is easy to pay off. I have?no debt because?I carry no balance on my? credit cards?and?I pay immediately?I use the cards because it shows more credit worthiness and i will not jeopardise my family's financial independence and?future by an ?act of default payment . I have seen too may friends and family handicapped by debt and i don't want to be in their shoes! So every payment?I assure you will be paid on time and in full.?Although i have a Prosper rating of HR be rest assured i can easily make early and full payments of this loan. My credit history is young but very good.?It is my dream when its time to send my son to college to do it without stressing , his?future is??the number one reason am?going to be paying this loan off fast. I have?a $1000 saved up already for the purchase of the car.?PLEASE I REALLY DO NEED HELP AM GOING THRU A LOT IN A ONE WEEK SPAN . WHEN I PUT UP THIS LISTING THE FIRST TIME? I WAS A TWO PARENT FAMILY THIS IS MY SECOND TIME SUBMITTING THIS?LISTING AND NOW AM A SINGLE PARENT FAMILY I REALLY DO NEED HELP WITH GETTING TO WORK AND
TAKING CARE OF ME AND MY BABY .? I HAVE BEEN ABLE TO SECURE A CHEAPER PLACE TO RENT BOOTH AT 50% OFF WHAT I WAS PAYING INITIALLY AND SO MY LIVING?EXPENSES HAVE BEEN REDUCED BY $540.??I DON'T WANT TO LIVE OFF OF CREDIT CARDS PLEASE I REALLY DON'T WANT TO GO THAT ROUTE.I JUST NEED A CAR TO GET TO WORK PLEASE!!!!!!!!!!!

Monthly net income:$2900?-?$3200

Monthly expenses: $ 1305
??Housing: $350
? Estimated Insurance: $50
??Car expenses: $100 (gas e.t.c.)?
??Utilities: $130?
??Phone, cable, internet: $40
??Food, entertainment: $75
??Clothing, household expenses $0
??Credit cards and other loans: $0
??Other expenses: $?480(salon?booth?rent )
? Child care : $80

Thanks for your Consideration!?
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	14.75%	Starting borrower rate/APR:	15.75% / 17.93%	Starting monthly payment:	$525.51

Auction yield range:	4.04% - 14.75%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	12.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Aug-1991	Debt/Income ratio:	21%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	14 / 14	Length of status:	2y 3m
Credit score:	780-799 (Mar-2010)	Total credit lines:	38	Occupation:	Executive
Now delinquent:	0	Revolving credit balance:	$47,839	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	66%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	return-gusto3	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Selling home for less than owed
Purpose of loan:
This loan will be used to bridge the existing gap between what my wife and I owe on the home and a recent offer I received to buy the?house.? I have been paying for two homes since early 2008, and really need to sell the home we own.? Our current mortgage payment is way more than the debt service on this loan, so the trade-off is easy.
My financial situation:
I am a good candidate for this loan because I have stable employment and don't represent any real credit risk. As you will see, my wife and I have never missed any payment.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.48%	Starting borrower rate/APR:	10.48% / 10.83%	Starting monthly payment:	$812.33

Auction yield range:	3.04% - 9.48%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	7.97%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1985	Debt/Income ratio:	39%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	19 / 18	Length of status:	5y 9m
Credit score:	800-819 (Mar-2010)	Total credit lines:	58	Occupation:	Professor
Now delinquent:	0	Revolving credit balance:	$62,142	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	robust-exchange	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off my credit cards
Purpose of loan:
This loan will be used to?Pay off credit card debt with a lower intererest rate.?

My financial situation:
I am a good candidate for this loan because?I have a good credit rating.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$298.20

Auction yield range:	17.04% - 24.00%	Estimated loss impact:	26.38%
Lender servicing fee:	1.00%	Estimated return:	-2.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-2005	Debt/Income ratio:	14%
Basic (1-10):	2	Inquiries last 6m:	3	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	1y 9m
Credit score:	720-739 (Mar-2010)	Total credit lines:	6	Occupation:	Sales - Retail
Now delinquent:	0	Revolving credit balance:	$1,975	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	35%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	cash-virtuoso3	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Purchasing used vehicle
Purpose:
Purchase a used vehicle and pay off credit card.

My financial situation:
I am a good candidate for this because I am always on time with my payments and I always have a positive bank account.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$124.40

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	5	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	4 / 4	Length of status:	6y 2m
Credit score:	680-699 (Feb-2010)	Total credit lines:	28	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	36
Screen name:	tolerant-credit8	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Coral Farming
Purpose of loan:
This loan will be used to expand my current aquarium?maintenance business into coral fragmentation.? I have over 15 years experience working with saltwater aquarium animals and have been self-employed since 2004.? My father and I have now discovered the world of coral farming and are working together to make it a profitable business.? This money will be used to purchase additional inventory as well as build a bigger holding unit for the corals.? We will be selling online, ebay and a website www.bluethumbfrags.com, as well as filling orders for my current maintenance customers.? I have a Bachelor's Degree in Business Marketing and the drive and skill to suceed in this business, but I need a little help to get it started.??If you have any questions, please ask.? Thank you.?

My financial situation:
When I was in college, I racked up a lot of credit card debt that hurt me, but I am in a much better financial situation now.? I have paid off both of our vehicles and my wife has a great job.? I have already put in over $2000 of my own money over the last few months and I am confident that I can pay off this loan in the first year.

Monthly net income: $ 4000

Monthly expenses:?
??Housing: $ 600????
??Insurance: $ 70 (car insurance)
??Car expenses: $ 200 (no car payments, just gas)
??Utilities: $ 225
??Phone, cable, internet: $ 140
??Food, entertainment: $ 600
??Clothing, household expenses $ 100
??Credit cards and other loans: $?550 (student loans)
??Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.75%	Starting borrower rate/APR:	8.75% / 10.84%	Starting monthly payment:	$164.75

Auction yield range:	4.04% - 7.75%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	5.63%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1991	Debt/Income ratio:	20%
Basic (1-10):	9	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	21 / 20	Length of status:	22y 0m
Credit score:	760-779 (Feb-2010)	Total credit lines:	45	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$22,902	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	57%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	knitter2008	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off High Interest cards
Purpose of loan:
This loan will be used to pay off my Capital One account of $5400 which went from 3.74% to 13.74% at the beginning of February.

My financial situation:
I am a good candidate for this loan because I have a full time job which I have had for about 22 years and I work part time mystery shopping to help out with bills and to give me a little cushion. I have had this debt since 2005 and have the ability to pay. The last two years I have paid off about $4000 of this debt. It has gone down considerably from a high of $31000. If I get lower interest rates than are on some of my credit cards at the moment I will pay this loan down faster. I got into debt because of this yoga organization that encourages you to do expensive trainings. I am no longer a member of this organization. I also had some car repairs. In the last 3 years my debt has been going down instead of up. I want to keep it that way. Because of the new credit card most of my credit cards have been raising their rate at least on part of what I owe.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449096
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	27.54%	Starting borrower rate/APR:	28.54% / 30.90%	Starting monthly payment:	$166.62

Auction yield range:	11.04% - 27.54%	Estimated loss impact:	10.69%
Lender servicing fee:	1.00%	Estimated return:	16.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Self-employed
Enhanced (1-5):	4	Current / open credit lines:	26 / 24	Length of status:	8y 2m
Credit score:	660-679 (Feb-2010)	Total credit lines:	61	Occupation:	Sales - Commission
Now delinquent:	0	Revolving credit balance:	$31,120	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	45%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	sd419	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	20 ( 100% )	660-679 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	680-699 (Jun-2008)
Principal balance:	$7,446.85	1+ mo. late:	0 ( 0% )
Total payments billed:	20
Description
Finishing the basement
Purpose of loan:
This loan will be used to?Finish our basement to have more room due to expecting twins in a couple months.

My financial situation:Make good money and not stretched to thin.
I am a good candidate for this loan because?I pay all my bills on time and have been with the same company for over 9 years now.

Monthly net income: $ 16,500

Monthly expenses: $ 11,300
??Housing: $3200
??Insurance: $1500
??Car expenses: $2000
??Utilities: $600
??Phone, cable, internet: $200
??Food, entertainment: $600
??Clothing, household expenses $500
??Credit cards and other loans: $1600
??Other expenses: $1100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1990	Debt/Income ratio:	32%
Basic (1-10):	5	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	7 / 8	Length of status:	12y 6m
Credit score:	700-719 (Mar-2010)	Total credit lines:	35	Occupation:	Sales - Retail
Now delinquent:	1	Revolving credit balance:	$2,139	Stated income:	$50,000-$74,999
Amount delinquent:	$531	Bankcard utilization:	19%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	14
Screen name:	newest-just-rupee	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan for hard working family
Purpose of loan:
This loan will be used to pay off and consolidate several high interest emergency loans.? It will also be used to catch up our home utility bills??
My financial situation:
I am a good candidate for this loan because I am a hard-working family man who has been at my job for over 12 years.? My wife and I stick to an extremely tight budget and just need some help getting over a hurdle.? I have worked extremely hard to improve my credit and it?s now being hammered away at again due to late payments.

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449110
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,550.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	13.00%	Starting borrower rate/APR:	14.00% / 14.35%	Starting monthly payment:	$155.51

Auction yield range:	3.04% - 13.00%	Estimated loss impact:	0.62%
Lender servicing fee:	1.00%	Estimated return:	12.38%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2000	Debt/Income ratio:	27%
Basic (1-10):	10	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	7 / 7	Length of status:	5y 5m
Credit score:	780-799 (Mar-2010)	Total credit lines:	27	Occupation:	Professional
Now delinquent:	0	Revolving credit balance:	$59,523	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	64%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	guitarjrb	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	780-799 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	780-799 (Jan-2010) 780-799 (Dec-2009)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
2nd Loan: Still Restructuring debt
I currently have a base pay of $80,000(raise next month!) and a fairly high DTI. Despite this, I have maintained a high credit score and have never defaulted nor been late on a debt. I am a homeowner and remain in a stable career as a computer administrator on a federal contract. This is my second prosper loan. The first of which was paid off early. I paid off a retail card in the amount of $900.00. This loan will be used to pay off half of my Discover card which has an interest rate of about %17. I would like to also thank everyone who bid my first loan down to a great interest rate. This is such a great community. I enjoy paying my interest costs to the Prosper community rather than the credit card company's who attack good customers by raising rates. I will continue my debt journey until I have 0 debt.

Net Pay is $4800/m
Expenses total $3370/m

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.04%	Starting borrower rate/APR:	15.04% / 17.21%	Starting monthly payment:	$346.85

Auction yield range:	14.04% - 14.04%	Estimated loss impact:	14.60%
Lender servicing fee:	1.00%	Estimated return:	-0.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-2003	Debt/Income ratio:	25%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	13 / 12	Length of status:	0y 5m
Credit score:	680-699 (Mar-2010)	Total credit lines:	24	Occupation:	Accountant/CPA
Now delinquent:	0	Revolving credit balance:	$32,206	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	79%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	calm-capital0	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off 2 credit cards
Purpose of loan:
This loan will be used to pay off?2 credit cards. I will close both these cards once I pay them off. Chase Continental is at 29.99% and Chase is at 27.24%.

inancial situation:
I am a good candidate for this loan because I have never been late on my payments. I always make payments on time. I have the income to pay my current obligations but I'd like to be able to consolidate some debt so I can use the additional savings and pay off my debts faster. I was laid off?from January 2009 until October 2009 and as a result I have had to borrow money on my credit cards to be able to survive till I found a job. Now that I have a permanent job I'd like to pay off some of these credit card balances quickly.

Monthly net income: $ 3,310.00?

Monthly expenses: $
??Housing: $ 400.00
??Insurance: $ 15.00
??Car expenses: $ 20.00
??Utilities: $ 80.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 50.00
??Clothing, household expenses $?20.00

??Credit cards and other loans: $ 1000.00
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.04%	Starting borrower rate/APR:	18.04% / 20.25%	Starting monthly payment:	$289.38

Auction yield range:	17.04% - 17.04%	Estimated loss impact:	35.44%
Lender servicing fee:	1.00%	Estimated return:	-18.40%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1991	Debt/Income ratio:	5%
Basic (1-10):	1	Inquiries last 6m:	4	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	2 / 2	Length of status:	8y 2m
Credit score:	740-759 (Mar-2010)	Total credit lines:	6	Occupation:	Other
Now delinquent:	1	Revolving credit balance:	$451	Stated income:	$50,000-$74,999
Amount delinquent:	$100	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	bonus-bopbop-a-loobop	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Screen Porch
Purpose of loan:
This loan will be used to?To construct screen porch?
My financial situation:
I am a good candidate for this loan because? My monthly income is 5,160.00. ?I have a very low debt to income ratio. I only have two debts one is the monthly mortgage $1,103 and the other is $23 a month payment to Dell for a laptop that I financed to help establish some history, I owe 423.00 on that account. I have worked for the same company for 8 yrs.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449126
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	C	Auction Duration:	7 days
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	22.93%	Starting borrower rate/APR:	23.93% / 26.22%	Starting monthly payment:	$587.94

Auction yield range:	8.04% - 22.93%	Estimated loss impact:	7.54%
Lender servicing fee:	1.00%	Estimated return:	15.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1975	Debt/Income ratio:	35%
Basic (1-10):	7	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	30 / 26	Length of status:	44y 11m
Credit score:	780-799 (Feb-2010)	Total credit lines:	95	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$46,576	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	judust	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	780-799 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	780-799 (Nov-2009) 680-699 (Sep-2008) 720-739 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
Paying off credit cards
Purpose of loan:
This loan will be used to consolidate credit card debt in to one monthly payment.? I would like to have just one monthly obligation rather than several as well as getting the balances paid off sooner which is what will happen with a Prosper loan.? Hopefully there will be a better interest rate with Prosper less than 17%.? My goal is to become debt free and this loan is a giant step towards that goal.

My financial situation:
I am a good candidate for this loan? I have a stellar payment history and very good credit.? I pride myself on taking care of my financial obligations.? I have no negative information on my credit report whatsoever.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$404.33

Auction yield range:	11.04% - 12.00%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.74%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1976	Debt/Income ratio:	21%
Basic (1-10):	6	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	6 / 5	Length of status:	0y 5m
Credit score:	740-759 (Mar-2010)	Total credit lines:	20	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$4,612	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	40%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	authentic-basis1	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation - Dual income $140+
Dear Potential Lender:I started a business aproximatly 5 years ago.? During the start up phase, I had to use personal assets such as stocks and etc. to sustain my family.? Once my savings was depleted, we used credit cards to live day to day. Fortunately, this is not the case anymore and both my wife and I earn approximately $140,000/year and would like to consolidate the last $15,000 of credit card debt.? We have been successful in paying down other cards but would like to consolidate with a reduced interest rate. Income can be verified.

Thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449132
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,600.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.38%	Starting borrower rate/APR:	10.38% / 12.49%	Starting monthly payment:	$376.37

Auction yield range:	4.04% - 9.38%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.25%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Apr-1962	Debt/Income ratio:	18%
Basic (1-10):	9	Inquiries last 6m:	0	Employment status:	Part-time employee
Enhanced (1-5):	5	Current / open credit lines:	24 / 19	Length of status:	37y 6m
Credit score:	780-799 (Mar-2010)	Total credit lines:	47	Occupation:	Dentist
Now delinquent:	0	Revolving credit balance:	$80,894	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	56%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	relaxation9	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
credit card payoffs
Purpose of loan:
This loan will be used to? reduce higher interest debt.

My financial situation:
I am a good candidate for this loan because? recently got substantial ?increase in salary.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-1999	Debt/Income ratio:	Not calculated
Basic (1-10):	5	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	5 / 4	Length of status:	3y 8m
Credit score:	640-659 (Mar-2010)	Total credit lines:	31	Occupation:	Scientist
Now delinquent:	0	Revolving credit balance:	$10,766	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	90%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	4
Screen name:	gold-corps9	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Lower interest loan.
Purpose of loan:
Consolidate debt????
My financial situation:
Even though I have a lower credit?score due to a bankruptcy I had?3 years ago due to medical bills that I had,?I?have been current?on all of my loans since then as you can see from my?credit rating.? I have?made?more than the minimum payments each month since and I?just want to get my loan paid off quicker.? I work as a researcher for a local hospital doing genetic research and?as you can see below,?my wife and I have plenty of?cash at the end of the month to pay off our loans and?obligations.? I think this would make?us a great candidate?to loan to with a promise to payback the loan.? ?

Monthly net income: $
4100

Monthly expenses: $
??Housing: $ 700?
??Insurance: $?110
??Car expenses: $ 225?
??Utilities: $ -
??Phone, cable, internet: $?99
??Food, entertainment: $ 500
??Clothing, household expenses $ 200?
??Credit cards and other loans: $ 500?
??Medical Bills:?$ 120

Total: $2444 per month?so as you can see we still cover?our bills by a large margin.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Jun-1983	Debt/Income ratio:	52%
Basic (1-10):	2	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 5	Length of status:	0y 5m
Credit score:	740-759 (Mar-2010)	Total credit lines:	42	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$6,355	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	97%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	velocity-fanatic	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off Debt
Purpose of loan:
This loan will be used to pay off my car, pay off a surgery loan and a high interest loan that I took.? I would like to pay off my credit card of $4,000.00 also but I can only apply for a loan of $25,000.00.

I really want to consolidate all the interest rates into one rate.? So, I can pay off my debt quicker.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time.? I pay my bills ahead of time to make sure I usually have a credit on most accounts including my credit card.

I know that I can make a larger payment if I have just one payment to make.? Currently, I pay $806.00 toward this debt per month.? I could make a larger payment each month if necessary but would like to combine the debt into one payment.? The interest rate on the high interest loan is 23% and I only pay interest each month.? I did not realize when I got the loan that it was an interest only loan.? Now, I feel I will never pay off the prinicipal unless I refinance this loan.

I know that these times are very risky for lenders.? I was unemployed from May to October last year.? I am now part of a great company and have been working here for 6 months.? The firm is more stable then the firms I worked for.? There is not a constant worry about money and we have a steady stream of clients.

I am very conscious of the debt I have and want to pay it off as soon as possible, it would be easier to pay them off with one payment and interest rate.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449150
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.55%	Starting borrower rate/APR:	25.55% / 27.86%	Starting monthly payment:	$300.38

Auction yield range:	11.04% - 24.55%	Estimated loss impact:	10.61%
Lender servicing fee:	1.00%	Estimated return:	13.94%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1999	Debt/Income ratio:	28%
Basic (1-10):	8	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	15 / 13	Length of status:	1y 3m
Credit score:	640-659 (Mar-2010)	Total credit lines:	60	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$14,550	Stated income:	$75,000-$99,999
Amount delinquent:	$0	Bankcard utilization:	87%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	sublime-peso0	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Paying off Credit Cards
Purpose of loan:
This loan will be used to payoff credit card debt.

My financial situation:
I am a good candidate for this loan because I pay my financial obligations.? I have had many credit lines opened over the years and have paid them.? I recently paid off my 2006 Toyota Tacoma valued at $32k which was financed for 6 years in 4 years.? I have paid off a?1/2 acre lot valued at $40,000?within 1?year.? Because of these two assets (which I now own), pay downs on my credit cards were not feasible.??I would like?to consolidate my credit cards to make things easier.? Having one payment and one payment date?would be?easier to balance than having 5 payments and 5 different dates.? Since my credit rating is low (around 640 due to high credit card balances) it has been difficult for me to consolidate at a big bank (Chase, etc.).? All my credit cards are with Chase and they will not?even give me the time of day to consolidate.? I know?I will probably get turned down here as well because that just seems to be the norm.? But whomever does come across this, please take the time to look at the historical data of what I have paid off versus a snap shot ratio.??In the past I have?had slow pays (college student days with limited cash) but it's been a very very long time since I have had a late payment.??Thank you and God Bless.??

Monthly net income: $ 5,055.48

Monthly expenses: $
??Housing: $ 625.00
??Insurance: $ 100.00
??Car expenses: $ 0
??Utilities: $ 100.00
??Phone, cable, internet: $ 100.00
??Food, entertainment: $ 200.00
??Clothing, household expenses $ 100
??Credit cards and other loans: $ 500.00
??Other expenses: $ 100.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449158
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E	Auction Duration:	7 days
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.76%	Starting borrower rate/APR:	31.76% / 34.16%	Starting monthly payment:	$130.26

Auction yield range:	14.04% - 30.76%	Estimated loss impact:	15.41%
Lender servicing fee:	1.00%	Estimated return:	15.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Dec-1986	Debt/Income ratio:	6%
Basic (1-10):	6	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	6 / 4	Length of status:	1y 0m
Credit score:	680-699 (Mar-2010)	Total credit lines:	31	Occupation:	Administrative Assi...
Now delinquent:	0	Revolving credit balance:	$1,852	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	61%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	15
Screen name:	the-contract-library	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Repairs to my current car
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
??Housing: $
??Insurance: $
??Car expenses: $
??Utilities: $
??Phone, cable, internet: $
??Food, entertainment: $
??Clothing, household expenses $
??Credit cards and other loans: $
??Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Feb-2003	Debt/Income ratio:	16%
Basic (1-10):	1	Inquiries last 6m:	3	Employment status:	Retired
Enhanced (1-5):	3	Current / open credit lines:	8 / 6	Length of status:	2y 3m
Credit score:	660-679 (Mar-2010)	Total credit lines:	16	Stated income:	$50,000-$74,999
Now delinquent:	6	Revolving credit balance:	$400
Amount delinquent:	$14,105	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 1	Homeownership:	Yes
Delinquencies in last 7y:	11
Screen name:	Daisan	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	27 ( 100% )	660-679 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	520-539 (Nov-2007) 500-519 (Oct-2006)
Principal balance:	$619.77	1+ mo. late:	0 ( 0% )
Total payments billed:	27
Description
Well improvements - doing it right!
Purpose of loan:
This loan will be used to? improve the value and enjoyability of my property by improving the existing well due to an unseasonably low water table. I paid for the initial costs to fix it up front, but additional work should be done to prevent this problem from happening in the future. I would just assume get it done now and avoid having this problem present itself again down the road.

I am using Prosper to rebuild my credit after it was damaged many years ago mostly in relation to being a patient at Walter Reed Hospital for more than 3 years. My FICO score went from around 500 to over 660 in two years, but I am still listed as an "HR".?

My financial situation:
I am a good candidate for this loan because?my first Prosper loan is almost paid off and has never been late. My wife had a larger Prosper loan and that is fully paid. All my credit cards are paid in full each month or I carry a very small balance on occasion to show activity.? All my debts are faithfully paid every month without fail. The negative info on my profile is due to incorrect reporting, and my consumer litigation attorney handles that for me.? My creditworthiness is very important to me, and my guaranteed government income more than covers the cost of this loan request.

I will say for the record that my income and assets exceed my liabilities, and my character and integrity dictate that this loan will be repaid in full if you choose to consider honoring my loan request. Thank you for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,600.00	Prosper Rating:	D	Auction Duration:	7 days
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$90.13

Auction yield range:	11.04% - 14.00%	Estimated loss impact:	10.31%
Lender servicing fee:	1.00%	Estimated return:	3.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Mar-1997	Debt/Income ratio:	4%
Basic (1-10):	8	Inquiries last 6m:	2	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	4 / 3	Length of status:	4y 10m
Credit score:	640-659 (Feb-2010)	Total credit lines:	22	Occupation:	Truck Driver
Now delinquent:	0	Revolving credit balance:	$980	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	75%
Public records last 12m / 10y:	0/ 0	Homeownership:	No
Delinquencies in last 7y:	0
Screen name:	determined-income5	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Pay off credit cards
Purpose of loan:
This loan will be used to? pay off my 3 credit cards which are all over 30% interest.

My financial situation is looking better all the time. My credit score is still low, but i'm at a point where i can pay these things off and get rid of them.

Monthly net income: $ 5648

Monthly expenses: $ 2325
??Housing: $ 575
??Insurance: $ 90
??Car expenses: $?50
??Utilities: $?50
??Phone, cable, internet: $ 200
??Food, entertainment: $ 400
??Clothing, household expenses $ 50
??Credit cards and other loans: $?2,600

Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$61.87

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Oct-1973	Debt/Income ratio:	26%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	11 / 10	Length of status:	1y 7m
Credit score:	780-799 (Mar-2010)	Total credit lines:	34	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$21,101	Stated income:	$50,000-$74,999
Amount delinquent:	$0	Bankcard utilization:	50%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	brightest-visionary-openness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home insurance payment
Purpose of loan:
This loan will be used to pay my home Windstorm Insurance.? My wife has just started working and will add income.? I want to use this money to pay for the insurance in order to meet my contract obligations of my mortgage loan.?

My financial situation:
I am a good candidate for this loan because I have always paid my?bills on time.? My wife will be generating additional?income for our household.? I am a retired military officer, and in addtion to my $45,000/yr salary from my employer, I receive a $20,000 pension from the Dept. of Defense, paid monthly in the amount of?$1590.00.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449174
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 7.84%	Starting monthly payment:	$311.06

Auction yield range:	3.04% - 6.50%	Estimated loss impact:	1.50%
Lender servicing fee:	1.00%	Estimated return:	5.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-1988	Debt/Income ratio:	39%
Basic (1-10):	7	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	3	Current / open credit lines:	9 / 6	Length of status:	9y 11m
Credit score:	800-819 (Mar-2010)	Total credit lines:	27	Occupation:	Clerical
Now delinquent:	0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	0%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	gain-burger	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Credit Card Payoff
Purpose of loan:
Pay off Credit Cards and keep more of our hard earned money.

My financial situation:
I am a good candidate for this loan because I have worked at the same location for 10+ years, make a good wage, own my own home (with a small mortgage) and I own 2 cars free and clear.? My husband is retired and his pension brings in extra cash as well as our small business ventures.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR	Auction Duration:	7 days
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.04% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	May-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Basic (1-10):	3	Inquiries last 6m:	1	Employment status:	Self-employed
Enhanced (1-5):	2	Current / open credit lines:	14 / 14	Length of status:	1y 2m
Credit score:	720-739 (Mar-2010)	Total credit lines:	39	Occupation:	Other
Now delinquent:	0	Revolving credit balance:	$77,297	Stated income:	$100,000+
Amount delinquent:	$0	Bankcard utilization:	92%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	reinforced-nickel7	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Global Busines Loan
Purpose of loan:
This load will be used as a bridge.? My business is extremely cyclical (product is seasonal for Fall/Winter use).? We are just entering 'cash flow' season and I need a bridge to cover expenses until then.
Also, we are growing extremely quickly.? Revenue will triple to $2.0M this year.? As a result, we we are bearing expenses to support a higher-level of sales than we have recognized revenue.

I can provide letters of credit in the amount of $1.5M (with another $300K to come very shortly) to substantiate the growth forecast.

My financial situation:
I can show strong revenue forecasts supported by guaranteed payments through letters of credit.? I am a self-funded entrepreneur who has not sought outside funding (other than my credit cards!!) until I was sure the (future) revenue was in place to support a loan.? Thus far, I've borne the risk on my own.? I am now at a point of rapid growth and need to support a bit more infrastructure.? We face a short-term cash crunch to bridge to revenue in the next few months.? this will take us to the close of our 3rd fiscal year after which we can get a longer-term facility.? I can also demonstrate (through forecasts from well-recognized national brands who are customers) that revenue next year will double over this.? It is clear that supporting a loan of this nature will not be an issue but the loan itself will be very timely and useful over the next months.? thank you.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449198
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	A	Auction Duration:	7 days
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	8.38%	Starting borrower rate/APR:	9.38% / 11.48%	Starting monthly payment:	$191.86

Auction yield range:	4.04% - 8.38%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Sep-2001	Debt/Income ratio:	32%
Basic (1-10):	8	Inquiries last 6m:	1	Employment status:	Full-time employee
Enhanced (1-5):	5	Current / open credit lines:	16 / 16	Length of status:	1y 7m
Credit score:	780-799 (Mar-2010)	Total credit lines:	26	Occupation:	Teacher
Now delinquent:	0	Revolving credit balance:	$7,472	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	33%
Public records last 12m / 10y:	0/ 0	Homeownership:	Yes
Delinquencies in last 7y:	0
Screen name:	wampum-souffle	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement

My financial situation:
Married and making a combined 70k.? Both of us have 720+ credit scores.? This would be a great investment for anyone who is smart.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 449204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA	Auction Duration:	7 days
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	6.13%	Starting borrower rate/APR:	7.13% / 7.47%	Starting monthly payment:	$61.87

Auction yield range:	3.04% - 6.13%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	5.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans.The Estimated Return presented does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper scores:		First credit line:	Nov-1983	Debt/Income ratio:	6%
Basic (1-10):	10	Inquiries last 6m:	0	Employment status:	Full-time employee
Enhanced (1-5):	4	Current / open credit lines:	1 / 1	Length of status:	4y 10m
Credit score:	720-739 (Mar-2010)	Total credit lines:	28	Occupation:	Accountant/CPA
Now delinquent:	6	Revolving credit balance:	$3,832	Stated income:	$25,000-$49,999
Amount delinquent:	$0	Bankcard utilization:	28%
Public records last 12m / 10y:	0/ 1	Homeownership:	No
Delinquencies in last 7y:	5
Screen name:	benefit-workhorse	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Small loan consolidation
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I am getting back on my feet and want only one payment and I have a steady job.
Information in the Description is not verified.